UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 7, 2008

EUOKO GROUP INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-1125918
(Commission File Number)

98-0547993
(IRS Employer Identification No.)

67 Mowat Avenue, Suite 535, Toronto, Ontario, Canada M6K 3E3
(Address of principal executive offices and Zip Code)

416-657-3456
(Registrant's telephone number, including area code)

Suite 314 – 837 West Hastings Street, Vancouver, British Columbia V6C 3N6
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

FORWARD LOOKING STATEMENTS

This current report contains forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements relate to future events or our future results of operation or future financial performance, including, but not limited to, the following: statements relating to our ability to raise sufficient capital to finance our planned operations, our ability to develop brand recognition with resellers and consumers, develop our current and future products, increase sales and our estimates of cash expenditures for the next 12 months. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “intends”, “expects”, “plans”, “anticipates”, “believes”, “estimates”, “predicts”, “potential”, or “continue” or the negative of these terms or other comparable terminology. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, including the risks in the section entitled “Risk Factors” beginning on page 16 of this Current Report, which may cause our or our industry’s actual results, levels of activity or performance to be materially different from any future results, levels of activity or performance expressed or implied by these forward-looking statements.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity or performance. You should not place undue reliance on these statements, which speak only as of the date that they were made. These cautionary statements should be considered with any written or oral forward-looking statements that we may issue in the future. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to reflect actual results, later events or circumstances or to reflect the occurrence of unanticipated events.

In this report, unless otherwise specified, all dollar amounts are expressed in United States dollars and all references to “common shares” refer to the common shares in our capital stock.

As used in this current report and unless otherwise indicated, the terms “we”, “us” and “our company” refer to Euoko Group Inc. and our subsidiaries Euoko Inc. and Hewitt-Vevey Pharma Sciences Ltd.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On March 7, 2008, we completed a share exchange with the former shareholders of Euoko Inc. (Canada), Brandon C. Truaxe, Julio Alexis Torres Lopez and CMMG Finance Inc. Through this share exchange, we acquired all of the issued and outstanding shares of Euoko Inc. (Canada), a private Canadian company engaged in the business of the development, marketing and distribution of luxury skin treatments. The letter agreement and the amended and restated share exchange agreement setting out the terms and conditions of this share exchange is incorporated by reference as an exhibit to this current report. In consideration for the shares we received, we paid a total of $145,000 and issued 12,285,000 preferred shares to the former shareholders of Euoko Inc. (Canada) and granted 1,500,000 common stock options to two of the former shareholders of Euoko Inc. (Canada) and other persons designated by Brandon Truaxe and Julio Torres. The consideration was paid as follows:

to Brandon Truaxe, $28,000, 12,285,000 preferred shares and 200,000 common stock options;

to CMMG Finance, $110,000;

to Julio Torres, $7,000 and 200,000 common stock options;

to Michael Basler 325,000 common stock options; and,

to the other persons designated by Brandon Truaxe and Julio Torres, 775,000 common stock options.

Two of the three former shareholders of Euoko, Inc., Brandon Truaxe and Julio Torres have purchased 10,504,000 common shares and 1,755,000 of our common shares, respectively, from some of our shareholders on their own.

This means that prior to the transaction, Brandon Truaxe already held almost 30% of our issued and outstanding common shares and was already a control person of our company.

As a result of the share exchange, Brandon Truaxe now owns 12,285,000 preferred shares in our company. Each preferred share carries with it the voting rights of five hundred (500) votes per share. The 12,285,000 preferred shares carry the voting power of 6,142,500,000 common shares. We have 35,100,000 shares of our common stock, par value $0.001, issued and outstanding. Each common share carries with it the voting rights of one (1) vote per share. The completion of the share exchange, including the issuance of the 12,285,000 preferred shares, effectively gives the control of the management and direction of our company to Brandon Truaxe, who is also now our President and Chief Executive Officer.

Also pursuant to the share exchange, Julio Torres is now our Vice President and Chief Innovations Officer and Michael Basler is now our Chief Financial Officer, Secretary and Treasurer.

We are now engaged in the business of the development, marketing and distribution of luxury skin treatments.

Item 3.02 Unregistered Sales of Equity Securities.

On March 7, 2008, we issued 12,285,000 preferred shares to Brandon Truaxe as part of the consideration to the former shareholders of Euoko Inc. in the completion of the share exchange for all of the issued and outstanding common shares of Euoko Inc.

The 12,285,000 preferred shares issued to Brandon Truaxe were issued pursuant to an exemption from registration as set out under Regulation S and/or Section 4(2) of the Securities Act of 1933, as amended. No advertising or general solicitation was employed in offering the securities.

On March 7, 2008, we granted common stock options to 14 of our employees, consultants, officers and directors to purchase an aggregate of 1,500,000 shares of our common stock at an exercise price of $1.00 per share, exercisable until March 7, 2013.

Item 4.01. Changes in Registrant’s Certifying Accountant.

Our acquisition of Euoko Inc. is considered, in accounting terms, a reverse acquisition. Unless the same accountant reported on the most recent financial statements of both the accounting acquirer (Euoko Group Inc.) and the acquired company (Euoko Inc.) a reverse acquisition results in a change of accountants for the acquired company. Because Weinberg & Company, P.A., reported on the most recent audited financial statements of Euoko Group Inc. while Schwartz Levitsky Feldman LLP reported on Euoko Inc.’s most recent audited financial statements, Schwartz Levitsky Feldman LLP automatically became our new registered accounting firm upon the completion of our acquisition of Euoko Inc. on March 7, 2008. At the same time, Weinberg & Company, P.A. automatically became our predecessor accountant.

Effective immediately after the automatic change of our accountant, we terminated Schwartz Levitsky Feldman LLP and engaged Weinberg & Company, P.A., as our certifying accountants. Weinberg & Company, P.A. had been our certifying accountant prior to the acquisition of Euoko Inc.

As a result of the automatic change in certifying accountants pursuant to the accounting rules, our board of directors approved the dismissal of Weinberg & Company, P.A. as certifying accountants and the appointment of Schwartz Levitsky Feldman LLP as our certifying accountants. Then, it approved the reversal of those actions by approving the dismissal of Schwartz Levitsky Feldman LLP as our certifying accountants and the appointment of Weinberg & Company, P.A. as our certifying accountants. Our board of directors has taken these steps because it believes that is in the best interests of the Company.

Schwartz Levitsky Feldman LLP’s report dated January 28, 2008 on our financial statements for the most recent fiscal years ended July 31, 2006 and July 31, 2007 did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles.

Weinberg & Company, P.A.’s report dated March 6, 2007 on our financial statements for the most recent fiscal years ended December 31, 2005 and December 31, 2006 did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles.

In connection with the audits of our financial statements for the most recent years ended July 31, 2006, July 31, 2007, December 31, 2005 and December 31, 2006 and in the subsequent interim periods through the date of resignation, there were no disagreements, resolved or not, with Schwartz Levitsky Feldman LLP or Weinberg & Company, P.A. on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Schwartz Levitsky Feldman LLP or Weinberg & Company, P.A. , would have caused either of them to make reference to the subject matter of the disagreement in connection with their report on the financial statements for such years.

During the fiscal years ended July 31, 2006 and July 31, 2007, for Euoko Inc., and the fiscal years ended December 31, 2005, December 31, 2006 and December 31, 2007, for Euoko Group Inc., and in the subsequent interim periods through the date of resignation, there were no reportable events as described in Item 304(a)(1)(iv)(B) of Regulation S-B.

We provided both Schwartz Levitsky Feldman LLP or Weinberg & Company, P.A. with copies of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission, and requested that they furnish us with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which they do not agree. These letters will be filed as exhibits to a Current Report on Form 8-K/A.

During the fiscal years ended July 31, 2006 and July 31, 2007, for Euoko Inc., and the fiscal years ended December 31, 2005, December 31, 2006 and December 31, 2007, for Euoko Group Inc., and the subsequent interim periods through the date hereof, we have not, nor has any person on our behalf, consulted with Schwartz Levitsky Feldman LLP or Weinberg & Company, P.A. regarding either the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered on our financial statements in relation to a matter that was the subject of a disagreement or reportable event set forth in Item 304(a)(1)(iv) of Regulation S-B. Neither Schwartz Levitsky Feldman LLP or Weinberg & Company, P.A. have provided us with a written report or oral advice regarding such principles or audit opinion on any matter that was the subject of a disagreement or reportable event set forth in Item 304(a)(1)(iv) of Regulation S-B with our former principle independent accountant.

Item 5.01 Changes in Control of Registrant.

A change in control of our company occurred as a result of the share exchange we completed with the former shareholders of Euoko Inc. Accordingly, we include in this Current Report on Form 8-K, the information that would be required if we were filing a general form for registration of securities on Form 10.

As a result of the share exchange, one former shareholder of Euoko Inc., Brandon Truaxe, now owns 12,285,000 preferred shares in our company. Each preferred share carries with it the voting rights of 500 votes per share. So, the 12,285,000 preferred shares now held by Brandon Truaxe have the power of 6,142,500,000 votes. Two of the three former shareholders of Euoko, Inc., Brandon Truaxe and Julio Torres have purchased 10,504,000 common shares and 1,755,000 of our common shares, respectively, from some of our shareholders on their own.

We have 35,100,000 shares of our common stock, par value $0.001, issued and outstanding. Each common share carries with it the voting rights of one (1) vote per share.

This means that Brandon Truaxe controls 6,153,004,000 votes out of a possible 6,177,600,000 votes, which is approximately 99.6% of the total possible votes in a vote by our shareholders, concerning the management of our company. Together, Brandon Truaxe and Julio Torres control 6,154,759,000 shareholder votes, which is approximately 99.6% of the possible votes in a vote by our shareholders.

Our former control person, Dwight Webb, our sole director, now owns 1,475,000 shares of our common stock, constituting approximately 4% of our issued and outstanding common stock. Dwight Webb now has 1,475,000 votes, which represents less than 1% of the possible 6,177,600,000 votes in a vote by our shareholders.

The issuance of the 12,285,000 preferred shares effectively gives the control of the management and direction of our company to Brandon Truaxe, who is also now our President, Chief Executive Officer.

Furthermore Brandon Truaxe holds 200,000 common stock options, Julio Torres holds 200,000 common stock options and Michael Basler holds 325,000 common stock options. These options can be exercised for one common share each at a price of $1.00 until they expire on March 7, 2013 or until they are terminated pursuant to other terms and conditions of the option agreements, the form of which is attached as an exhibit to this current report.

Item 5.02. Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 7, 2008, Brandon Truaxe was appointed as our President and Chief Executive Officer, Michael Basler was appointed as our Chief Financial Officer, Secretary & Treasurer and Julio Torres was appointed as our Vice President and Chief Innovations Officer. The employment agreements of Brandon Truaxe and Michael Basler with Euoko Inc. are attached as an exhibit to this current report on Form 8-K. We do not currently have an employment agreement with Julio Torres.

On March 7, 2008, Dwight Webb and Mauro Baessato resigned as officers of our company.

The disclosure under the section entitled “Directors And Executive Officers, Promoters And Control Persons” below, beginning on page 24 of this current report on Form 8-K, is hereby incorporated by reference.

The disclosure under the section entitled “Certain Relationships And Related Transactions” below, beginning on page 28 of this current report on Form 8-K, is hereby incorporated by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Change in Fiscal Year

Euoko Inc.’s fiscal year end is July 31 and ours was December 31. In connection with the completion of the share exchange, on March 7, 2008, our Board of Directors agreed to change our company’s fiscal year end from December 31 to July 31, effectively immediately. Our report covering the relevant transition period will be filed on Form 10-K.

Item 5.06 Change in Shell Company Status.

Management has determined that, as of the completion of the share exchange, our company has ceased to be a shell company as defined in Rule 12b-2 of the United States Securities Exchange Act of 1934, as amended. Please refer to Item 2.01 of this current report for a detailed description of the share exchange.

Because we have acquired all of the common stock of Euoko Inc., we are now engaged in the business of the development, marketing and distribution of luxury skin treatments. Please refer to the section entitled “Description of Business” in this current report for a detailed description of the new business of our company. Accordingly, we include in this Current Report on Form 8-K, the information that would be required if we were filing a general form for registration of securities on Form 10.

SUMMARY

On March 7, 2008 we completed our acquisition of all of the issued and outstanding common stock of Euoko Inc., a privately held Canadian Corporation, engaged in the business of the development, marketing and distribution of luxury skin treatments. Our acquisition of this common stock was pursuant to an amended and restated share exchange agreement we entered into with Euoko Inc. and its shareholders dated effective July 23, 2007.

Euoko Inc. was incorporated pursuant to the federal laws of Canada on July 16, 2003 under the name “6118356 Canada Ltd.” On March 17, 2005, it changed its name to “Euoko Inc.” Before 2005, Euoko Inc.’s primary business activity was consulting. In 2006, Euoko Inc.’s primary activity changed to the research, development, marketing and distribution of luxury skin treatments and consulting became a secondary business activity. Euoko Inc. sells its luxury skin treatment products through varied distribution channels in select North American, European, Middle Eastern and Asian markets, as well as globally through its internally operated multicurrency and multilingual website.

Since we acquired Euoko Inc. on March 7, 2008, it is now our wholly-owned, operating subsidiary and we have become engaged in the business of the development, marketing and distribution of luxury skin treatments. The business of Euoko is now our business. Euoko has five product lines on the market right now: the A-Series, the P-Series, the R-Series, the W-Series and the Y-Series. Over the next 12 months, we plan to increase marketing, distribution and sales for our five product lines and develop new products for introduction into the market.

Brandon Truaxe, Julio Torres Lopez and Michael Basler have become officers of our company. For further details on our new management team, please refer to the section entitled “Directors and Executive Officers.”

DESCRIPTION OF BUSINESS

On March 7, 2008, we completed our acquisition of all of the issued and outstanding common stock of Euoko Inc., a privately held Canadian Corporation, engaged in the business of the development, marketing and distribution of luxury skin treatments. Our acquisition of this common stock was pursuant to an amended and restated share exchange agreement we entered into with the former shareholders of Euoko dated effective July 23, 2007. Since the date of the share exchange, March 7, 2008, Euoko Inc. is a wholly-owned subsidiary and we are engaged in the business of the development, marketing and distribution of luxury skin treatments. Accordingly, the business and products of Euoko Inc. have become our business and products.

Brandon Truaxe, Julio Torres Lopez and Michael Basler have become officers of our company. For further details on our new management team, please refer to the section entitled “Directors and Executive Officers.”

Euoko Inc. was incorporated pursuant to the federal laws of Canada on July 16, 2003 under the name “6118356 Canada Ltd.” On March 17, 2005, it changed its name to “Euoko Inc.” Before 2005, Euoko Inc.’s primary business activity was consulting. In 2006, Euoko Inc.’s primary activity changed to the research, development, marketing and distribution of luxury skin treatments and consulting became a secondary business activity. Euoko Inc. sells its luxury skin treatment products through varied distribution channels in select North American, European, Middle Eastern and Asian markets, as well as globally through its internally operated multicurrency and multilingual website.

Since we acquired Euoko Inc. on March 7, 2008, it is now our wholly-owned, operating subsidiary and we have become engaged in the business of the development, marketing and distribution of luxury skin treatments. The business of Euoko is now our business. Euoko has five product lines on the market right now: the A-Series, the P-Series, the R-Series, the W-Series and the Y-Series. Over the next 12 months, we plan to increase marketing, distribution and sales for our five product lines and develop new products for introduction into the market.

We have twenty-four (24) luxury skin treatment products categorized into five (5) collections on the market right now: R-Series for enhancing skin radiance, Y-Series for targeting lines and wrinkles, A-Series for blemish-prone skin, P-Series for diverse environmental protection and W-Series for correcting pigmentation problems. Highlights of the brand’s products are Intense Lift Concentrate (US$500), Cellular Energy Radiance Cream (US$170) and Blueprint Resculpting Cream (US$180). In the next 12 months, we plan to increase marketing, distribution and sales for these five product lines and develop additional products to enhance the existing line.

Euoko's R-Series

The R-Series is formulated to restore a bright, energetic glow to the skin's appearance. The R-Series contains healthful ingredients including the world’s first pigment-balancing peptide, extracts from a wide array of marine species, exotic fruits, African plants, a variety of biotechnologically-advanced yeast derivatives, as well as vitamins, minerals and antioxidants.

Multi-Vitamin Radiance Cleanser

This foaming cream cleanser contains plant extracts and vitamins to revive the skin, green tangerine and marine extracts to increase circulation and Swiss mountain floral extracts to regulate pigmentation.

With active principles, including Mallow, Primula Veris, Alchemilla Vulgaris, Veronica Officinalis, Melissa Officinalis Leaf and Achillea Millefolium from Switzerland, Actiphyte of Tangerine, as well as our most elite grade of Hyaluronic Acid from Denmark.

Radiance Fluid

This super-concentrated toner increases circulation within minutes with our innovative Swiss microalgae, Dunaliella salina. Advanced peptides from France regulate pigmentation. Fig and plankton increase radiance.

With active principles, including Actiphytes of Plankton and Fig, skin-renewing Dunaliella Salina (a micro-algae) cultivated in Switzerland, a pigment-balancing Nanopeptide from France, purified derivatives of circulation-enhancing Saccharomyces Cerevisiae, the Swiss plants Mallow, Primula Veris, Alchemilla Vulgaris, Veronica Officinalis, Melissa Officinalis Leaf and Achillea Millefolium, as well as our most elite grade of Hyaluronic Acid from Denmark.

Eye Contour Brightening Gel

Fast-acting, ultra-light gel eliminates dark circles. Clinical yeast and ellagic acid encourage concentrated circulation. Targeted peptides perfect the eye contour. Pomegranate, raspberry and grape skin extracts protect from oxidation. Plankton and the Swiss microalga, Dunaliella salina, energize. The eye contour is left bright and merges evenly with the facial contours.

With active principles, including Soy and Rice Peptides, microcirculation-correcting Baker's Yeast Protein from Switzerland, multiple contour-perfecting peptides from France and Spain, a rejuvenating Protein Matrix from France, Raspberry, Pomegranate, Grape Seed, Plankton, skin-renewing Dunaliella Salina (a micro-algae cultivated in Switzerland), antioxidant Ellagic Acid, as well as our most elite grade of Hyaluronic Acid from Denmark.

Cellular Energy Radiance Cream

This ultra-rich, creamy radiance booster is a pleasure cocktail for your senses and for your skin. Super-concentrated peptides and exclusive plant derivatives provide nourishment. Swiss microalga, Dunaliella salina, energizes the skin. The skin glows and is infinitely more beautiful.

With active principles, including African Baobab Tree, Nanopeptides, radiance-boosting Field Dock from the Canadian Prairies, purified derivatives of circulation-enhancing Saccharomyces Cerevisiae, the Swiss plants Mallow, Primula Veris, Alchemilla Vulgaris, Veronica Officinalis, Melissa Officinalis and Achillea Millefolium, Actiphyte of Plankton, PerfectionPeptide-P3 from Switzerland, Stabilized Vitamins A, E and C, skin-renewing Dunaliella Salina (a micro-algae) cultivated in Switzerland, as well as Hyaluronic Acid from Denmark.

Euoko's Y-SERIES

The Y-Series is formulated for facial sculpting, lifting and smoothing treatments. Targeting every aspect of ageing, this series enjoys high concentrations of superior peptides, vitamins, amino acids, plant extracts, lipolysis enhancers

(for facial contouring), humectants and nutritive elements in an extraordinarily effective delivery system. This collection gains its confidence from superior peptides and focused derivatives, including Euoko's Okra oligo-peptides, Leuphasyl, Matrixyl 3000, Snap-8, Argireline, Antarticine and a topical, painless facial muscle contraction inhibitor peptide that mimics the activity of the venom of the temple viper, which reflect only a brief sampling of the wide range of clinically-researched actives used in this collection.

The Y-Series is formulated to lessen the size and number of lines and wrinkles, combat dark spots, resculpt the facial contour and restore youthful cellular energy.

Instant Precision Cellular Masque

Revive your skin instantly with this rich multi-vitamin masque with high concentrations of amazonian clay, as well as antioxidants like lycopene from tomatoes, pomegranate extract, buriti oil (richest source oil in beta-carotene) and free-radical annihilating açaí.

With active principles, including Amazonian White Clay, rare oils of Açaí and Buriti, Soybean Oligopeptides from France, late generation liposomes of Vitamin A, stabilized Vitamin C, stabilized Vitamin E, Wheat Proteins from France, renewing Oligosaccharides from Nopal, antioxidant Lycopene from Tomato, purified extract of Pomegranate, as well as our most elite grade of Hyaluronic Acid from Denmark.

Marine Cream Cleanser

This gentle cream cleanser provides mild exfoliation with berry fiber, as well as pomegranate and fig, while mild surfactants dissolve impurities and makeup completely. Marine derivatives and algae provide superb moisture support and enhance collagen production for a supple skin tone.

With active principles, including a repairing Glycoprotein from the Antarctic Sea, vitamin-rich Blue Algae from the Cascadia region, Red Marine Algae from the Hawaiian Islands, antioxidant Actiphyte of Pomegranate, exfoliating Cranberry fibre, as well as our most elite grade of Hyaluronic Acid from Denmark.

Pattern Chic

This antioxidant toner counteracts the elements with high oxy-radical absorption capacity plants and white tea.

With active principles, including extracts of Artemisia and Buddleja from the Swiss Alps, multiple biotechnologically-obtained, vitamin-rich Microalga, PerfectionPeptide-P3 from Switzerland, French Rose, Hibiscus and antioxidant Actiphytes of White Tea, Acai Berry and Blueberry, as well as our most elite grade of Hyaluronic Acid from Denmark.

Intense Lift Concentrate

This ultra-concentrated cocktail of immediate and long-term fighters of lines and wrinkles is your single most important step in any anti-aging regimen. Collagen-enhancing peptides and vitamins encourage long-term plumping of the skin. White agaric mushroom extract corrects pore size. Muscle contraction disabler peptides prevent signs of aging from occurring and relax the look of expression lines.

With active principles, including White Agaric Mushroom, Halophile Microalgae, our Swiss muscle-relaxing Tripeptide based on the science of the venom of the temple viper, advanced late-generation age-correction Polypeptides from Spain and the USA, as well as our most elite grade of Hyaluronic Acid from Denmark.

Blueprint Resculpting Cream

This cream blends skin-tensing clinical algae, instantly-lifting polypeptides, muscle-relaxing okra oligopeptides, collagen enhancers and an array of encapsulated vitamins and protective nutrition in a luxurious, lush texture.

With active principles, including Okra Oligopeptides from France, a purified biotechnological extract of Microalga Nannochloropsis Oculata cultivated in Switzerland, expandable spheres of Hyaluronic Acid for immediate line correction, an expert selection of multiple age-correcting Peptides including Serilesine from Spain, Matrixyl 3000 and Dermican from France, and Syn-Coll from Switzerland, as well as our most elite grade of Hyaluronic Acid from Denmark.

Euoko's A-Series

Deviating from the harsher formulations of many mainstream skincare lines aimed at treating blemishes, our A-Series makes no use of Benzoyl Peroxide, Oxygen Peroxide or industrial antimicrobial agents, most of which we believe to be carcinogenic and are associated with abnormal oxidation of the skin. Further, our A-Series does not rely on the traditional approach of depleting the oil content of the skin's surface to eliminate blemishes. This approach often causes the skin to overproduce oil in compensation, making the condition actually appear worse. The targeted products in the A-Series rely on the anti-bacterial super-power of multiple sesame and marine-based sebum regulating agents, as well as antibacterial oligo-peptides derived from nature, which have been shown to deliver blemish-free skin.

Matte Foam

This ultra-foaming, gentle cleanser is designed to dissolve impurities while leaving a super matte finish on the skin. Sebum controlling agents and antibacterial marine derivatives provide anti-blemish support throughout the day.

With active ingredients, including antimicrobial Marine Derivatives from Switzerland, Naturally-Occurring Salicylic Acid, multi-fruit Acid Complex (for pore-clearing), sebum-regulating Soybean derivatives, purified Tea Tree derivatives, blemish-correcting Actiphyte of Cranberry, as well as Hyaluronic Acid from Denmark.

Matte Water

Designed to reduce pore size, help pores breathe and restore the skin’s natural cycle, this toner includes meadowsweet, coneflower, Nori, distilled witch hazel and Hyaluronic Acid from Denmark.

With active principles, including Meadowsweet, Salicylic Acid, Hydrocotyl, Witch Hazel derivatives, Coneflower, Nori, as well as our most elite grade of Hyaluronic Acid from Denmark.

Matte Moisture

This moisturizer is formulated to fight acne-causing bacteria from the skin’s surface with a multi-faceted approach against acne. Sesame derivatives encourage proper oil balance, oligopeptides open up pores, antibacterial agents fight certain blemishes, while traditional cranberry and tea tree extracts discourage new blemish development.

With active ingredients, including sebum-regulating Sesame, Argania Spinosa Kernel and Serenoa Serrulata Fruit from Switzerland, Triple Vitamin A Complex, Cranberry and Tea Tree derivatives, a highly purified derivative of Meadowsweet (Spiraea Ulmaria) from France, as well as Hyaluronic Acid from Denmark.

Euoko's P-SERIES

Exposure to environmental aggressions such as chemicals, stress, UV radiation, dietary imbalance and pollution degrades the skin's capacity to protect itself and impedes the skin's ability to renew and rebalance itself. Our P-Series uses ingredients such as peptides, marine derivatives, metabolic enhancers, DNA protectors (from a purified Kalahari Watermelon), as well as antioxidants from Amazonian and Himalayan berries and is formulated to restore balanced renewal, replenish lost nutrients and create a perfectly clean, moist environment in which the skin's repair mechanisms can function optimally.

Amazonian Berry Wash

We call it berry-dermabrasion. Rub your skin gently with a rich cocktail of antioxidant fruit fibers from Himalayan goji berries, Amazonian açaí berries, cranberries and raspberries. Our Amazonian Berry Wash is formulated with multiple vitamins and deep-sea marine derivatives to protect skin from the elements and leave skin feeling supple, revived and protected.

With active principles, including Açaí Berries, rare Goji Berries, Actiphyte of Blueberries, Cranberry Fibre, protective compounds from micro-organisms located in deep-sea hydrothermal vents, vitamin-rich Blue Algae from the Cascadia region, Walnut Shell Powder, as well as our most elite grade of Hyaluronic Acid from Denmark.

Marine Vitamin Fluid

Daily multivitamin for the skin. Encapsulated vitamins provide super nourishment. Multiple berries provide antioxidant support and protect from the elements so the skin doesn’t age before its time. Deep-sea marine derivatives hydrate, revive and perfect the skin’s surface.

With active principles, including Amazonian Mourera, Actiphyte of Açaí Berries, Actiphyte of Blueberries, vitamin-rich Blue Algae from the Cascadia region, protective compounds from micro-organisms located in deep-sea hydrothermal vents, two cell-renewing types of micro-algae (Nannochlorposis Oculata and Dunaliella Salina) cultivated in Switzerland, as well as our most elite grade of Hyaluronic Acid from Denmark.

Watermelon Defense

This advanced moisturizer provides maximum protection for maximum skin life. Clinical Kalahari Desert Melon protects from collagen degradation. Açaí berry provides no-nonsense antioxidant protection. UV blockers protect from sun damage. Our elite hyaluronic acid and fermented algae moisturize and perfect the skin’s surface. All in our feel-good cream-gel texture.

With active principles, including a DNA-protecting, highly-purified extract of Watermelon from the Kalahari Desert, Açaí Berries from the Amazonian Rainforest, Antioxidants Lutein (from Marigold Flowers), Lycopene (from Tomatoes) and Alpha Lipoic Acid, Stabilized Vitamins A, E and C, latest generation UV-blocking particles from the USA, two cell-renewing types of micro-algae (Nannochlorposis Oculata and Dunaliella Salina) cultivated in Switzerland, as well as our most elite grade of Hyaluronic Acid from Denmark.

Extreme Cellular Nutrition Masque

This ultra-hydrating nutrition masque with microorganisms from deep sea vents leaves your skin supple, moist and glowing. Plankton and algae provide comfortable tightening. Rose hip oil restores circulation. Marine vitamins protect. Canadian Willowherb seals moisture.

With active principles, including Honey extract, a repairing Glycoprotein from the Antarctic Sea, a wide-spectrum extract of Plankton, protective compounds from micro-organisms located in deep-sea hydrothermal vents, Rose Hip Seed Oil, vitamin-rich Blue Algae extract from the Cascadia region, a purified extract of Willowherb from Canada, a DNA-protecting, highly-purified extract of Melon from the Kalahari Desert, as well as our most elite grade of Hyaluronic Acid from Denmark.

Euoko's W-SERIES

The W-Series is a line of products designed to lighten the skin, lighten dark spots, correct the appearance of sporadic pigmentation problems and provide a more even skin tone. The products in the W-Series target overall skin lightening or such spot darkness as freckles, age spots and sun spots. The W-Series does not use hydroquinone or kojic acid, both of which we consider to be unsafe, unstable, carcinogenic and banned in many countries. Instead, we use clinically-tested ingredients, such as our lightening peptide from France, Alpha Arbutin from Switzerland, Tyrostat from Canada, 1-Methylhydantoine-2-imide (an amino acid), Magnesium Ascorbyl Phosphate (a Vitamin C derivative), Bearberry Extract, Encapsulated Beta Arbutin from Spain, Mallow Extract, Primula Veris Extract, Alchemilla Vulgaris Extract and Veronica Officinalis Extract.

The products in the W-SERIES have light textures that are absorbed quickly into the skin. The textures and absorption capacities of these products are suitable for all skin types and tones.

Extreme White Concentrate Ampoules

This 4-Week program contains our exclusive polypeptide concentrate and encapsulated multi-actives. In a formulation previously thought impossible, 12 potent actives come together at exceptionally high concentrations for the most advanced and fastest regimen available to depigment the skin and restore an evenly white appearance to the tone.

With active principles, including cultivated Microalga Dunaliella Salina and Alpha Arbutin from Switzerland, Encapsulated Wide-Spectrum Arbutin from Spain, Ceramide IIIA and Trans-Retinoic Acid from the USA, multiple Peptides from France, Field Dock from the Canadian Prairies, as well as our most elite grade of Hyaluronic Acid from Denmark.

Active Starch White Masque

This rich masque brightens the skin within minutes and corrects surface imperfections with rice, soy, yeast and encapsulated vitamins.

With active principles, including Alpha Arbutin from Switzerland, Encapsulated Magnesium Ascorbyl Phosphate (a most stable form of Vitamin C) from Spain, Japanese Rice Starch, Saccharomyces Cerevisiae from France and our most elite grade of Hyaluronic Acid from Denmark.

White Foam

This richly-foaming cream cleanser brightens the skin instantly with Swiss plants and Vitamin C, while inhibiting the alpha-MSH signal for a whiter skin appearance.

With active principles, including the purest grade of Magnesium Ascorbyl Phosphate (a highly stable form of Vitamin C), Actiphyte of Bearberry, Vitamin E, the Swiss plants Mallow, Achillea Millefolium and other pigment-fighting herbs from mountains of Switzerland, as well as our most elite grade of Hyaluronic Acid from Denmark.

Multi-Active White Water

Vitamin C and biotechnologically-produced peptides from France come together in this concentrated skin toner to prepare the skin for effective absorption of other whitening treatments

With active principles, including Nanopeptides from France, the purest grade of Magnesium Ascorbyl Phosphate (a highly stable form of Vitamin C), Scutellaria, White Mulberry, Saxifrage, Grape, as well as our most elite grade of Hyaluronic Acid from Denmark.

Intense White Serum

This concentrated formula brings depigmenting powers of nine effective modern active principles, including peptides, plant extracts, Alpha Arbutin and alpha-MSH blockers for an unmistakably white tone.

With active principles, including cultivated Microalga Dunaliella Salina and Alpha Arbutin from Switzerland, multiple Peptides from France, Field Dock from the Canadian Prairies, as well as our most elite grade of Hyaluronic Acid from Denmark.

White Moisture

With active ingredients, including Alpha Arbutin from Switzerland, Nanopeptides from France, a highly purified

Melon extract from the Kalahari Desert, latest generation UV-blocking particles from the USA, as well as Hyaluronic Acid from Denmark.

Speed Control

Concentrated plant acids come together with high levels of Vitamins A and C to speed skin turnover, while advanced peptides from France enhance the action of other products.

With active ingredients, including Vitamin A in the form of Retinol Cylaspheres from the USA, Multiple Peptides from France, Mixed Acids from Tropical Fruits and Hyaluronic Acid from Denmark.

Body White Gel

This formula brings depigmenting powers of such modern active principles as peptides, Alpha Arbutin and encapsulated lightening actives for an unmistakably white tone in larger areas of the body.

With active principles, including Alpha Arbutin from Switzerland, multiple Peptides from France, 1-Methylhydantoin-2-Imide (an amino acid), Field Dock from the Canadian Prairies and Hyaluronic Acid from Denmark.

DISTRIBUTION METHODS OF OUR PRODUCTS OR SERVICES

Euoko’s final product development and production was completed in August of 2007. Within less than six months of this completion, Euoko achieved distribution with premier retailers in ten countries. Currently, Euoko has partnered with such retail partners as Bergdorf Goodman in the USA, Printemps in France, House of Fraser in the United Kingdom and La Rinascente in Italy. Euoko has also appointed key distributors in Spain, Germany, France, United Arab Emirates and China. In addition to its retail partners, Euoko also sells its product line globally via its multi-lingual, multi-currency website at www.euoko.com.

We seek to attract and retain customers by emphasizing the following key factors:

PRODUCTS - We provide consumers with luxury skincare products that contain what we believe to be most suitable, effective ingredients for the issue targeted by each product. Our portfolio uses more than one hundred and twenty (120) active ingredients from around the world in the highest concentrations possible. Additionally, our exclusive marine absorption base uses a shoreline red algae and a pure grade of hyaluronic acid to maximize penetration and absorption of our active ingredients.

SUPERIOR SHOPPING EXPERIENCE – Our retail partners are well trained and, in many cases, we employ the representatives who work at these channels. This control over the level of training offers our customers useful advice, making customer education a key approach in attracting and maintaining customers. Further, we believe that we provide an intuitive, easy-to-use web site, offering product selection supported by useful product information and clinical summary data. Offering global exclusive points of sale, online shopping and 24-hour worldwide telephone ordering, as well as support, we guarantee a convenient and pleasant shopping experience for our customers.

GUARANTEES - We provide each customer with a four week guarantee, permitting the return of the unused product if the customer is not satisfied. We guarantee that our products are safe and effective when used as recommended. We further require that all of our retail partners offer this guarantee to their customers.

Fulfillment and Distribution of Orders

We currently fulfill all customer orders from our warehousing facilities in Canada and the United Kingdom, depending on the destination and regulatory requirements. We are committed to shipping accurate orders, efficiently and effectively. Generally, the delivery time is within 1 to 3 business days from the date of the receipt of the order.

Wholesale Sales

Our retail partners and distributors worldwide have access to our proprietary software systems that allows for easy, multi-currency order placement, payment processing, warehouse notification and administrative tasks. Such orders are shipped from one of our international warehouse facilities mentioned earlier for delivery within 1 to 3 business days in most cases.

Customer Service

We are dedicated to customer satisfaction. We deliver on this commitment in a number of ways, including:

  We retain highly knowledgeable, service-oriented staff for online, telephone and physical retail sales, ensuring maximum customer knowledge transfer and support.

  We offer generous literature on our products to existing and prospective customers.

  We offer extensive factual advertising in exclusive print and online media, offering sensible product information.

  We offer multi-lingual, detailed product information on our website and via our 24-hour customer support telephone systems.

  We offer ample sampling opportunities – well beyond industry standards – of our products so that existing and prospective customers can try our products before committing to purchase them.

  We offer a return policy of four weeks to allow our customers to try our products without risk.

TECHNOLOGY

Our internal order processing and billing systems, customer relationship management systems and our website have been designed for performance, scalability and reliability. All of these internal systems are developed by our own team of seasoned software developers using the latest advances in technology based on Microsoft.NET.

MARKETING

Euoko’s current marketing and advertising efforts are designed to attract an exclusive class of customers who demand quality and clarity in communication. Our current efforts are as follows:

  Euoko participates as a committed advertiser in more than 20 global publications including Town&Country (USA), Town&Country Travel (USA), Town&Country Weddings (USA), Surface (USA, International), New Beauty (USA), Wallpaper (UK, International), Nuvo (Canada), Fashion Quarterly (Canada), AnotherMagazine (UK, International), Vogue Italia (Italy), Beauty in Vogue (Italy), Printemps Magazine (France), Bergdorf Goodman Magazine (USA), as well as such industry publications as WWD BeautyBiz (USA) and Beauty Report International (Europe). In most cases, our advertising appears in every issue of our committed advertising base as a double-page spread.

  Euoko retains some of the top publicists, including Marcy Engelman in the United States. Marcy also represents such clients as Julia Roberts and has previously represented Lancome.

  Euoko participates in key fashion and entertainment events in various capacities. Historically, Euoko’s products have been featured in a celebrity goodie bag at the Academy Awards, in celebrity welcome bags at the Bryant Park Hotel during Fashion Week in New York and at other industry events within North America.

  Euoko is in ongoing communication with key editors worldwide, with an aggressive focus in the United States, Canada and the United Kingdom. Wallpaper magazine selected Euoko as one of the top three “facial fixes” of the year in its February 2007 Annual Design Awards issue. W Magazine is featuring a full-page story on Euoko in the April issue of 2008. More than twenty magazines and one television show have already covered Euoko’s products in exclusive, unpaid editorial content.

COMPETITION

We expect to compete on the quality of our intellectual property (products), the concentration and breadth of our clinical active ingredients, our modern, minimalist packaging, as well as our approach to uncompromised customer service. The high pricing of our product line positions it in the premium category whose target customer is uninfluenced by mass communication, allowing for Euoko to convey its message effectively and grow to establish itself as the authoritative brand of quality, safety and clinical effectiveness.

While the global cosmetics market is estimated to exceed US$50B and is highly competitive, the particular niche of ultra premium skincare in which Euoko plays is currently targeted by only a select category of exclusive brands, leaving much opportunity for quality and innovation. Euoko’s comparatively high pricing positions it with such key brands as La Prairie (owned by Beiersdorf), La Mer (owned by Estee Lauder Companies), SK-II (owned by Proctor and Gamble), Natura Bisse and Amore Pacific. Euoko’s product portfolio employs a much larger base of active ingredients and a much higher concentration of these ingredients than all of Euoko’s competitors in this category. Euoko’s minimalist, modern packaging and advertising approach deviates from the rich finishes and old-school approach used by its competitors, allowing Euoko to become a trend-setter in an overly modern-seeking global mindset.

INTELLECTUAL PROPERTY

Despite our efforts to protect our proprietary rights, unauthorized persons may attempt to copy aspects of our website, including the look and feel of our website, products that we sell, product organization, product information and sales mechanics or to obtain and use information that we regard as proprietary, such as the technology used to operate our website and our content. We have applied for trademark registration of Euoko’s key branding elements in several countries and regions, including the United States, Canada, Europe, as well as territories in the Middle East and the Orient. Any encroachment upon our proprietary information, the unauthorized use of our trademark, the use of a similar name by a competing company or a lawsuit initiated against us for our infringement upon another company's proprietary information or improper use of their trademark, may affect our ability to create brand name recognition, cause customer confusion and/or have a detrimental effect on our business.

Litigation or proceedings before the U.S. Patent and Trademark Office may be necessary in the future to enforce our intellectual property rights, to protect our trade secrets and domain name and to determine the validity and scope of the proprietary rights of others. Any litigation or adverse proceeding could result in substantial costs and diversion of resources and could seriously harm our business and operating results. Finally, as we offer and sell our products internationally, we are impacted by the laws of many countries. The laws of many other countries do not protect our proprietary rights to as great an extent as do the laws of the United States.

GOVERNMENTAL REGULATION

Cosmetic products are regulated by different regulatory bodies internationally. Euoko’s products meet the regulatory requirements of all countries and regions in which its products are marketed. In particular, Euoko’s products meet the regulations set out in the relevant cosmetic directives in force in the members of the European Union, as well as Canada and the United States.

In Europe, the safety of our products has been evaluated by a qualified doctor within the United Kingdom and the safety dossiers that discuss all products and their ingredients are housed within our United Kingdom office for governmental inspection as needed. This location appears on all of our packaging. As per regulatory requirements, we have also registered our products with all relevant poison control centres within the European Union,

In the United States, because our products fall within the U.S. Food and Drug Administration's definition of "cosmetics", the two most significant U.S. laws relating to our products are the Federal Food, Drug, and Cosmetic Act and the Fair Packaging and Labeling Act.

The Federal Food, Drug, and Cosmetic Act prohibits the marketing of adulterated or misbranded cosmetics in interstate commerce. Violations of the Act involving product composition--whether they result from ingredients, contaminants, processing, packaging, or shipping and handling--cause cosmetics to be adulterated and subject to regulatory action. Under the Federal Food, Drug, and Cosmetic Act, a cosmetic is adulterated if it meets any one of the following criteria:

  it bears or contains any poisonous or deleterious substance which may render it injurious to users under the conditions of use prescribed in the labeling thereof, or under conditions of use as are customary and usual (with an exception made for hair dyes);

  it consists in whole or in part of any filthy putrid, or decomposed substance;

  it has been prepared, packed, or held under unsanitary conditions whereby it may have become contaminated with filth, or whereby it may have been rendered injurious to health;

  its container is composed, in whole or in part, of any poisonous or deleterious substance which may render the contents injurious to health; or,

  except for hair dyes, it is, or it bears or contains, a color additive which is unsafe within the meaning of section 721(a) of the FD&C Act.

Improperly labeled or deceptively packaged products are considered misbranded and subject to regulatory action. Under the Federal Food, Drug, and Cosmetic Act, a cosmetic is considered misbranded if it meets any one of the following criteria:

  its labeling is false or misleading in any particular;

  its label does not include all required information;

  the required information is not adequately prominent and conspicuous;

  its container is so made, formed, or filled as to be misleading;

  it is a color additive, other than a hair dye, that does not conform to applicable regulations issued under section 721 of the Federal Food, Drug, and Cosmetic Act; or,

  its packaging or labeling is in violation of an applicable regulation issued pursuant to section 3 or 4 of the Poison Prevention Packaging Act of 1970.

In addition, under the authority of the Fair Packaging and Labeling Act, the U.S. Food and Drug Administration requires an ingredient declaration to enable consumers to make informed purchasing decisions. Cosmetics that fail to comply with the Fair Packaging and Labeling Act are considered misbranded under the Federal Food, Drug, and Cosmetic Act.

The U.S. Food and Drug Administration's legal authority over cosmetics is different from other products regulated by the agency, such as drugs, biologics, and medical devices. Cosmetic products and ingredients are not subject to the U.S. Food and Drug Administration's premarket approval authority, with the exception of color additives. However, the U.S. Food and Drug Administration may pursue enforcement action against products, firms or individuals that violate the applicable laws and regulations.

Cosmetic firms are responsible for substantiating the safety of their products and ingredients before marketing. Euoko’s products meet all of FDA’s regulatory requirements in effect in terms of safety, claims and labeling. RESEARCH AND DEVELOPMENT

In the 2006 fiscal year, we spent $24,700 on research and development and in the 2007 fiscal year, we spent $70,869 on research and development. None of these costs will be borne directly by our customers.

EMPLOYEES

We have twenty (20) full time employees and contractors.

PLAN OF OPERATION

For the twelve months following the date of this Current Report on Form 8-K, we intend to pursue our business plan of developing, marketing and distributing luxury skin treatments. We also intend to develop, market and distribute a line of skin treatments through our subsidiary Hewitt-Vevey. We intend to explore ways of expanding our company through greater marketing, sales and distribution arrangements. We may have to raise additional financing to be able to take advantage of expansion opportunities as they arise. If we do require additional financing, we will likely do that through taking on debt and we may consider the sale of equity securities. We have not determined which, if any, expansion opportunities we will proceed with but we would like to have the financing to be ready to act quickly if the right opportunity arises.

Over the next twelve months, we also plan to continue our current research and development work on ten new products. We hope to have completed products ready to introduce to the market by end of 2008. Seven of the ten products we are working on are for our Euoko line and three are for our Hewitt-Vevey subsidiary.

We do not expect to purchase or sell any plants or significant equipment.

During the twelve months following the date of this Current Report on Form 8-K, we intend to add ten (10) new employees in the areas of sales and marketing.

Off-balance Sheet Arrangements

We have no off-balance sheet arrangements that are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that is deemed by our management to be material to investors.

Risk Factors

Risks Related to our Company

We have a limited operating history and limited historical financial information upon which you may evaluate our performance.

We are in our early stages of development and face risks associated with a new company in a growth industry. We may not successfully address these risks and uncertainties or successfully implement our operating strategies. If we fail to do so, it could materially harm our business to the point of having to cease operations and could impair the value of our common stock to the point investors may lose their entire investment. We may not generate positive cash flows or profits in the future.

As the majority of our business assets and all of our directors and officers are located outside of the United States; investors may be limited in their ability to enforce U.S. civil actions against our assets or our directors and officers. You may not be able to receive compensation for damages to the value of your investment caused by wrongful actions by our directors.

The great majority of our business assets are located outside of the United State and all of our directors and officers are resident outside of the United States. Consequently, it may be difficult for investors to affect service of process within the United States upon our assets or our directors or officers, or to realize upon judgments of United States courts predicated upon civil liabilities under U.S. Federal Securities Laws or other laws. A judgment of a U.S. court predicated solely upon such civil liabilities may not be enforceable in other countries. You will likely not be able to recover damages as compensation for a decline in your investment.

We indemnify our officers and directors against liability to our company and our shareholders, which may reduce our directors’ and officers’ motivation to meet the standards required by law to properly carry out their duties and the cost to us of any indemnification could negatively affect our operating results.

Our Bylaws allow for the indemnification of our officers and directors in regard to their carrying out the duties of their offices. The Bylaws also allow for reimbursement of legal defenses.

As to indemnification for liabilities arising under the Securities Act of 1933 for directors, officers or persons controlling our company, we have been informed that in the opinion of the SEC such indemnification is against public policy and unenforceable.

Since our directors and officers are aware that they may be indemnified for carrying out the duties of their offices, they may be less motivated to meet the standards required by law to properly carry out their duties, which could have a negative impact on our operating results. Also, if any director or officer claims against our company for indemnification, the costs could have a negative effect on our operating results.

Our management controls approximately 99.6% of the possible votes in a vote by our shareholders and their interest could conflict with the interests of investors which could cause the investor to lose all or part of the investment.

Brandon Truaxe, our President & CEO owns 10,504,000 of our common shares, approximately 30% of our issued and outstanding common stock, and 12,285,000 of our preferred shares, which is 100% of our issued and outstanding preferred stock. Julio Torres, our Vice President and Chief Innovations Officer, owns 1,755,000 of our common shares, 5% of our issued and outstanding common stock. Since each of our preferred shares carries the right to vote 500 times per preferred share, this means that Brandon Truaxe controls 6,142,500,000 votes out of a possible 6,177,600,000 votes, which is approximately 99.6% of the total possible votes in a vote by our shareholders concerning the management of our company. Together, Brandon Truaxe and Julio Torres control 6,154,759,000 shareholder votes, which is approximately 99.6% of the possible votes in a vote by our shareholders. Our management is able to substantially influence all matters requiring stockholder approval, including the election of directors and approval of significant corporate transactions. Such concentration of ownership may also have the effect of delaying or preventing a change in control, which may be to the benefit of our management but not in the interest of the shareholders. This beneficial ownership and potential effective control on all matters relating to the business and operations of our company could eliminate the possibility of shareholders changing the management in the event that the shareholders did not agree with the conduct of the officers and directors. Additionally, the shareholders would potentially not be able to obtain the necessary shareholder vote to affect any change in the course of business of our company. This lack of shareholder control could prevent the shareholders from removing from the Board of Directors any directors who are not managing the company with sufficient skill to make it profitable, which could prevent us from becoming profitable.

Risks Related to our Business

We will rely on third-party suppliers and manufacturers to provide raw materials for our products and to produce our products, and we will have limited control over these suppliers and manufacturers and may not be able to obtain quality products on a timely basis or in sufficient quantity.

Substantially all of our products will be manufactured by unaffiliated manufacturers. We may not have any long-term contracts with our suppliers or manufacturing sources, and we expect to compete with other companies for raw materials, production and import capacity.

There can be no assurance that there will not be a significant disruption in the supply of raw materials from our intended sources or, in the event of a disruption, that we would be able to locate alternative suppliers of materials of comparable quality at an acceptable price, or at all. In addition, we cannot be certain that our unaffiliated manufacturers will be able to fill our orders in a timely manner. If we experience significant increased demand, or need to replace an existing manufacturer, there can be no assurance that additional supplies of raw materials or additional manufacturing capacity will be available when required on terms that are acceptable to us, or at all, or that any supplier or manufacturer would allocate sufficient capacity to us in order to meet our requirements. In addition, even if we are able to expand existing or find new manufacturing or raw material sources, we may encounter delays in production and added costs as a result of the time it takes to train our suppliers and manufacturers in our methods, products and quality control standards. Any delays, interruption or increased costs in the supply of raw materials or manufacture of our products could have an adverse effect on our ability to meet retail customer and consumer demand for our products and result in lower revenues and net income both in the short and long-term.

In addition, there can be no assurance that our suppliers and manufacturers will continue to provide raw materials and to manufacture products that are consistent with our standards. We may receive shipments of product that fail to conform to our quality control standards. In that event, unless we are able to obtain replacement products in a timely manner, we risk the loss of revenues resulting from the inability to sell those products and related increased administrative and shipping costs. In addition, because we do not control our manufacturers, products that fail to meet our standards or other unauthorized products could end up in the marketplace without our knowledge, which could harm our reputation in the marketplace.

Risks Related to our Securities

Our common stock may be affected by limited trading volume and may fluctuate significantly. Substantial fluctuations in our stock price could significantly reduce the price of our stock.

There has been a limited public market for our common stock and there can be no assurance an active trading market for our common stock will develop. This could adversely affect our shareholders’ ability to sell our common stock in short time periods or possibly at all. Our common stock has experienced and is likely to experience significant price and volume fluctuations that could adversely affect the market price of our common stock without regard to our operating performance. Our stock price could fluctuate significantly in the future based upon any number of factors such as: general stock market trends; announcements of developments related to our business; fluctuations in our operating results; announcements of technological innovations, new products or enhancements by us or our competitors; general conditions in the markets we serve; general conditions in the U.S. or world economy; developments in patents or other intellectual property rights; the performance of our eligible portfolio companies; and developments in our relationships with our customers and suppliers. Substantial fluctuations in our stock price could significantly reduce the price of our stock.

Our common stock is traded on the "Over-the-Counter Bulletin Board," which may make it more difficult for investors to resell their shares due to suitability requirements.

Our common stock is currently traded on the Over the Counter Bulletin Board (OTCBB) where we expect it to remain in the foreseeable future. Broker-dealers often decline to trade in OTCBB stocks given the market for such securities are often limited, the stocks are more volatile, and the risk to investors is greater. These factors may reduce the potential market for our common stock by reducing the number of potential investors. This may make it more difficult for investors in our common stock to sell shares to third parties or to otherwise dispose of their shares. This could cause our stock price to decline.

Our stock is a penny stock. Trading of our stock may be restricted by the Securities and Exchange Commission’s penny stock regulations and the Financial Industry Regulatory Authority’s sales practice requirements, which may limit a stockholder's ability to buy and sell our stock.

Our stock is a penny stock. The Securities and Exchange Commission has adopted Rule 15g-9 which generally defines "penny stock" to be any equity security that has a market price (as defined) less than $5.00 per share or an exercise price of less than $5.00 per share, subject to certain exceptions. Our securities are covered by the penny stock rules, which impose additional sales practice requirements on broker-dealers who sell to persons other than established customers and "accredited investors". The term "accredited investor" refers generally to institutions with assets in excess of $5,000,000 or individuals with a net worth in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 jointly with their spouse. The penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document in a form prepared by the Securities and Exchange Commission which provides information about penny stocks and the nature and level of risks in the penny stock market. The broker-dealer also must provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson in the transaction and monthly account statements showing the market value of each penny stock held in the customer's account. The bid and offer quotations, and the broker-dealer and salesperson compensation information, must be given to the customer orally or in writing prior to effecting the transaction and must be given to the customer in writing before or with the customer's confirmation. In addition, the penny stock rules require that prior to a transaction in a penny stock not otherwise exempt from these rules, the broker-dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser's written agreement to the transaction. These disclosure requirements may have the effect of reducing the level of trading activity in the secondary market for the stock that is subject to these penny stock rules. Consequently, these penny stock rules may affect the ability of broker-dealers to trade our securities. We believe that the penny stock rules discourage investor interest in and limit the marketability of our common stock.

In addition to the "penny stock" rules promulgated by the Securities and Exchange Commission, the Financial Industry Regulatory Authority has adopted rules that require that in recommending an investment to a customer, a broker-dealer must have reasonable grounds for believing that the investment is suitable for that customer. Prior to recommending speculative low priced securities to their non-institutional customers, broker-dealers must make reasonable efforts to obtain information about the customer's financial status, tax status, investment objectives and other information. Under interpretations of these rules, the Financial Industry Regulatory Authority believes that there is a high probability that speculative low priced securities will not be suitable for at least some customers. The Financial Industry Regulatory Authority requirements make it more difficult for broker-dealers to recommend that their customers buy our common stock, which may limit your ability to buy and sell our stock.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion and analysis of our financial condition and results of operations should be read in conjunction with the financial statements and accompanying notes and the other financial information appearing elsewhere in this report. The statements contained in this section include projections of future results and "forward-looking statements" as that term is defined in the Exchange Act. All statements that are included in this report, other than statements of historical fact, are forward-looking statements. Although we believe that the expectations reflected in these forward-looking statements are reasonable, we can give no assurance that such expectations will prove to have been correct. Important factors that could cause actual results to differ materially from the expectations are disclosed in this report, including, without limitation, general business conditions.

July 31, 2007

Sales

Our sales for the fiscal year ended July 31, 2007 were $213,481 ($201,228 related to product sales and $12,253 related to consulting), compared to our sales for the fiscal year ended July 31, 2006, which were $271,931 ($136,864 related to product sales and $135,067 related to consulting). The reduction in sales is due to an eight month interruption in sales efforts while new products were in development.

Cost of Sales

Our cost of sales for the fiscal year ended July 31, 2007 were $265,682, compared to our cost of sales for the fiscal year ended July 31, 2006, which were $77,105. Cost of sales includes costs related to product manufacturing, brokerage and duties, inbound and outbound shipping and certain promotional activities. The increase of our cost in sales in 2007 was primarily due to the decision of the company to launch a new line of luxury skincare products which resulted in the write-down of the company’s old product line inventory. We expect that our cost of sales will increase over the next twelve months but that it will decrease as a percentage of sales.

Future cost of sales may be impacted by the inclusion of new brands which may have product cost structures and margins different from those of our existing product lines, the effects of inflation and changing prices from our suppliers and fluctuations in foreign currency rates as certain costs are incurred foreign currencies.

Operating Expenses

Operating expenses consist of salaries and benefits, consulting fees, professional fees, selling costs, marketing, travel and related, general and administrative, interest and financing charges and amortization. For the fiscal year ended July 31, 2007, our operating expenses were $726,409 while they were $288,837 for the year ended July 31, 2006. This increase was due to increases in costs across all categories of cost and is attributable to our increase in business activities in carrying out our business plan. We expect to continue to increase our business activities, hire new employees or contractors and we expect our operating expenses to continue to rise over the coming twelve months. We expect the coming increases in our operating expenses to decrease as a percentage of total revenue.

Liquidity and Capital Resources

In 2007 our principal source of funds has been cash flows from borrowings under a term loan agreement with one of the company’s shareholders. At July 31, 2007, we had borrowings of $985,320 compared with nil at July 31, 2006.

At July 31, 2007, we had cash of $145,941 compared to $21,664 at July 31, 2006.

At July 31, 2007, we had working capital of $222,962 compared to a working capital deficit of $5,396 at July 31, 2006.

At July 31, 2007, our total current assets were $512,297 compared to total current assets of $66,409 at July 31, 2006. This increase was primarily due to an increase in inventory to $284,767 at July 31, 2007 from $31,286 at July 31, 2006.

At July 31, 2007, our total current liabilities were $289,335, compared to total current liabilities of $71,805 at July 31, 2006. Current liabilities at July 31, 2007 included accounts payable and accrued liabilities and an amount due to a shareholder.

October 31, 2007

Sales

Our sales for the three months ended October 31, 2007 were $125,423 (all related to product sales), compared to our sales for the three months ended October 31, 2006, which were $53,875 ($41,622 related to product sales and $12,253 related to consulting). The increase in sales is due to the addition of nine (9) new distributors to our channel sales network and the increase in promotion activity related to our new product lines launch.

Cost of Sales

Our cost of sales for the three months ended October 31, 2007 were $54,121, compared to our cost of sales for the three months ended October 31, 2006, which were $3,904. Cost of sales includes costs related to product manufacturing, brokerage and duties, inbound and outbound shipping and certain promotional activities with the increase of our cost in sales due to the increase in the volume of sales and additional costs associated with the launching of a new product line. We expect that our cost of sales will increase over the next twelve months but that it will decrease as a percentage of sales.

Future cost of sales may be impacted by the inclusion of new brands which may have product cost structures and margins different from those of our existing product lines, the effects of inflation and changing prices from our suppliers and fluctuations in foreign currency rates as certain costs are incurred foreign currencies.

Operating Expenses

Operating expenses consist of salaries and benefits, consulting fees, professional fees, selling costs, marketing, travel and related, general and administrative, interest and financing charges, financing charges and amortization. For the three months ended October 31, 2007, our operating expenses were $589,272 while they were $67,712 for the year ended October 31, 2006. This increase was primarily due to increases in salaries and benefits, consulting fees, marketing and general and administrative expenses. We attribute these increases to increases in costs across all cost categories related to our increase in business activities in carrying out our business plan. We expect to continue to increase our business activities, hire new employees or contractors and we expect our operating expenses to continue to rise over the coming twelve months. We expect the coming increases in our operating expenses to decrease as a percentage of total revenue.

Liquidity and Capital Resources

Our principal source of funds has been cash flows from borrowings under a term loan agreement with one of the company’s shareholders. At October 31, 2007, we had borrowings of $1,693,600 compared with $985,320 at July 31, 2007.

At October 31, 2007, we had cash of $164,016 compared to $145,941 at July 31, 2007.

At October 31, 2007, we had working capital of $300,051 compared to a working capital of $222,962 at July 31, 2007.

At October 31, 2007, our total current assets were $648,221, compared to total current assets of $512,297 at July 31, 2007.

At October 31, 2007, our total current liabilities were $348,170, compared to total current liabilities of $289,335 at July 31, 2007. Current liabilities at October 31, 2007 included accounts payable and accrued liabilities and an amount due to a shareholder.

Recently Issued Accounting Pronouncements

In September 2006, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 157, "Fair Value Measurements," which provides enhanced guidance for using fair value to measure assets and liabilities. SFAS No. 157 provides a common definition of fair value and establishes a framework to make the measurement of fair value in generally accepted accounting principles more consistent and comparable. SFAS No. 157 also requires expanded disclosures to provide information about the extent to which fair value is used to measure assets and liabilities, the methods and assumptions used to measure fair value, and the effect of fair value measures on earnings. SFAS No. 157 is effective for financial statements issued in fiscal years beginning after November 15, 2007 and to interim periods within those fiscal years.

In February 2007, the FASB issued SFAS Statement No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities – Including an amendment of FASB Statement No. 115” (SFAS 159). SFAS 159, which becomes effective for the Company on January 1, 2008, permits companies to choose to measure many financial instruments and certain other items at fair value and report unrealized gains and losses in earnings. Such accounting is optional and is generally to be applied instrument by instrument.

In December 2007, the FASB issued FASB Statement No. 141 (R), “Business Combinations” (FAS 141(R)), which establishes accounting principles and disclosure requirements for all transactions in which a company obtains control over another business. Statement 141 (R) applies prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. Earlier adoption is prohibited.

In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51”. SFAS No. 160 establishes accounting and reporting standards that require that the ownership interests in subsidiaries held by parties other than the parent be clearly identified, labeled, and presented in the consolidated statement of financial position within equity, but separate from the parent’s equity; the amount of consolidated net income attributable to the parent and to the noncontrolling interest be clearly identified and presented on the face of the consolidated statement of income; and changes in a parent’s ownership interest while the parent retains its controlling financial interest in its subsidiary be accounted for consistently. SFAS No. 160 also requires that any retained noncontrolling equity investment in the former subsidiary be initially measured at fair value when a subsidiary is deconsolidated. SFAS No. 160 also sets forth the disclosure requirements to identify and distinguish between the interests of the parent and the interests of the noncontrolling owners. SFAS No. 160 applies to all entities that prepare consolidated financial statements, except not-for-profit organizations, but will affect only those entities that have an outstanding noncontrolling interest in one or more subsidiaries or that deconsolidate a subsidiary. SFAS No. 160 is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008. Earlier adoption is prohibited. SFAS No. 160 must be applied prospectively as of the beginning of the fiscal year in which it is initially applied, except for the presentation and disclosure requirements. The presentation and disclosure requirements are applied retrospectively for all periods presented.

The Company does not believe that the adoption of the above recent pronouncements will have a material effect on the Company’s consolidated results of operations, financial position, or cash flows.

Critical Accounting Policies

In December 2001, the SEC requested that all registrants list their three to five most “critical accounting polices” in the Management Discussion and Analysis. The SEC indicated that a “critical accounting policy” is one which is both important to the portrayal of a company’s financial condition and results, and requires management’s most difficult, subjective or complex judgments, often as a result of the need to make estimates about the effect of matters that are inherently uncertain. We believe that the following accounting policies fit this definition.

Revenue Recognition

Product sales are reported on a net basis, which is computed by deducting from gross sales discounts, the amount of actual product returns received and an amount estimated for anticipated product returns. Product sales are recognized upon the passage of title to the customer, provided that the collection of the proceeds from sales is reasonably assured. The Company’s practice is to accept product returns within four weeks of shipment to the customer, only if properly requested, for a full refund less a nominal return shipping charge

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting periods. Actual results could differ from these estimates.

Foreign currency translation

Assets and liabilities of the foreign subsidiary are translated into U.S. dollars at period end exchange rates. Capital accounts are translated into U.S. dollars at the acquisition date rates. Income and expense items are translated at the weighted average exchange rates for the period. Net exchange gains or losses resulting from such translations are excluded from net income (loss) but are included in comprehensive income (loss) and accumulated in a separate component of stockholders' equity.

DESCRIPTION OF PROPERTY

We lease our main office at 67 Mowat Avenue, Suite 535, Toronto, Ontario, Canada. This office provides us with 1,914 square feet of space for monthly rent of CDN$4,226.75. Our lease is attached to this Current Report on Form 8-K as an exhibit. This space currently meets all of our needs but we may require additional or different office space over the next twelve months to facilitate our expected staffing growth.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the number of shares of our common stock known by us to be owned beneficially as of March 7, 2008 and the date hereof by: (i) each person (including any group) that owns more than 5% of any class of the voting securities of our company; (ii) each director and officer of our company; and (iii) directors and officers as a group. Unless otherwise indicated, the stockholders listed possess sole voting and investment power with respect to the shares shown. The address for all directors and officers, unless otherwise indicated, is 67 Mowat Avenue, Suite 535, Toronto, Ontario, Canada M6K 3E3.

Name and Address of Beneficial Owner (1)	Title of Class	Amount and Nature of Beneficial Owner	Percent of Class (1)(2)
Brandon Truaxe, President & CEO	Common Stock	10,704,000(3)	30%
Julio Torres Vice President and Chief Innovations Office	Common Stock	1,955,000(4)	6%
Michael Basler, CFO, Secretary & Treasurer	Common Stock	325,000(5)	*

Name and Address of Beneficial Owner (1)	Title of Class	Amount and Nature of Beneficial Owner	Percent of Class (1) (2)
Dwight Webb, director Suite 314 – 837 West Hastings Street, Vancouver, British Columbia V6C 3N6	Common Stock	1,475,000	4%
Directors and Officers (as a group; five individuals)	Common Stock	14,459,000	40%

(1) A beneficial owner of a security is any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise, has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock actually outstanding on March 7, 2008, and the date of this Current Report.
(2) Based upon 35,100,000 issued and outstanding shares of common stock as of March 4, 2008 and as of the date of this Current Report.
(3) Includes 10,504,000 common shares and 200,000 common share purchase options issued on March 7, 2008, pursuant to the amended and restated share exchange agreement with Euoko, at an exercise price of $1.00 and an expiry date of March 7, 2013.
(4) Includes 1,755,000 common shares and 200,000 common share purchase options issued on March 7, 2008, pursuant to the amended and restated share exchange agreement with Euoko, at an exercise price of $1.00 and an expiry date of March 7, 2013.
(5) Includes 325,000 common share purchase options issued on March 7, 2008, pursuant to the amended and restated share exchange agreement with Euoko, at an exercise price of $1.00 and an expiry date of March 7, 2013.
* Represents less than 1%

DIRECTORS AND EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

The following table sets forth information regarding our current and proposed executive officers and directors:

Name	Age	Position with the Company	Served as an Director and/or Officer Since
Brandon Truaxe	29	President & CEO	July 13, 2003
Michael Basler	45	CFO, Secretary & Treasurer	July 27, 2007
Julio Torres	33	Vice President and Chief Innovations Officer	October 19, 2005
Dwight Webb	57	Director	August 1, 2000

Brandon Truaxe
President and Chief Executive Officer

Educated in Computer Science at the University of Waterloo, Brandon’s interest in business development has allowed him to explore a variety of successful ventures in software, nutrition, graphics design and cosmetics. Having conceptualized and founded Euoko, Brandon has also maintained a successful software development business, Custom Struct, whose most notable project has been the leading of a renowned web-centric automotive financing system for the Canadian operations of DealerTrack Holdings, Inc. This software system has revolutionized online lending, and is used by more than 2,500 automotive dealerships and over twenty prime and sub-prime lending institutions. Prior to founding Euoko, Inc., he was a founding member and president of Schematte Corporation (a software development firm) and Organic Senses Ltd. (a marketer of nutritional supplements). Brandon has developed and led Euoko’s branding, design, ingredient selection, legal issues, website design, software design and all aspects of Euoko’s business. Mr. Truaxe has no prior public company experience as a director or officer.

Michael Basler
Chief Financial Officer

Michael Basler has an Honours B.A. (major in Economics) from Wilfrid Laurier University and received his Certified Management Accountant designation in 1992. For the past twenty years, Michael has held senior financial management positions of increasing responsibility with publicly-listed companies. Prior to joining Euoko in July 2007, Michael held the position of Chief Financial Officer with DealerTrack Canada Inc., a Canadian subsidiary of DealerTrack Holdings, Inc. Prior to DealerTrack Canada Inc., he was Corporate Controller and Treasurer with Platform Technologies Inc., and Corporate Controller with both Teklogix International Inc. and Promis Systems Corporation. Michael’s experience includes establishing and administratively staffing international subsidiary organizations, dealing with the complexities of international income and value-added tax regimes, tariffs and duties, and consolidated and local financial reporting. Michael was also instrumental in preparing each of the companies with which he has worked for their Initial Public Offerings. Mr. Basler has no public company experience as a director or officer.

Julio Torres
Vice President and Chief Innovations Officer

Educated in Computer Science at the University of Havana, Julio has gained extensive background in modern software development in positions of progressively increasing responsibility with Cuba’s Ministry of Finance. Prior to joining Euoko, Julio held the position of CEO at Vitral Projects Limited, a software firm founded by him that provided software consulting services to DealerTrack Holdings, Inc. His firm has collaborated extensively with Brandon Truaxe in the development of a complex automotive financing software system for DealerTrack. At Euoko, Julio’s creativity and extensive design background have allowed him to play a vital role since the early stages of the company’s brand and image development. Euoko benefits not only from Julio’s creativity and extraordinary attention to detail, but also from his solid technology background which has been fundamental in the development of Euoko’s technology requirements. Julio has been heavily involved in the development of Euoko’s branding, design, formulation, ingredient selection, supplier selection, legal issues, website design, software design and all aspects of Euoko’s business. Mr. Torres has no public company experience as a director or officer.

Dwight Webb
Director

Mr. Webb was appointed to our Board of Directors on August 1, 2000 to serve for a term of one year. Mr. Webb was re-appointed for additional one-year terms in each of August 2001, 2002, 2003, 2004 and 2005. Mr. Webb was also appointed to the positions of President, Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer in August 2000 and resigned on March 7, 2008.

From approximately May, 1995 to January 1, 2003, Mr. Webb was employed by Montecristo Jewellers, Ltd. in Vancouver, British Columbia, Canada as a salesperson, primarily responsible for assisting clients in designing custom jewelry items as well as assisting clients in selecting the appropriate loose gems and metals from which the custom piece would be made. From approximately September of 1992 to April 2003, Mr. Webb was employed by Jem Software Systems located in Surrey, British Columbia, Canada. Mr. Webb was the Vertical Sales Marketer. From 1972 to 1992, Mr. Webb was employed by Peoples Jewellers Ltd., as its British Columbia Area Manager which placed him in charge of approximately 13 stores and over 100 employees in the Province of British Columbia.

In addition to Mr. Webb’s extensive business experience, he successfully completed the Graduate Jeweller degree from the Canadian Jewellers Association.

Family Relationships

There are no family relationships between any of our directors, executive officers and proposed directors or executive officers.

Involvement in Certain Legal Proceedings

Our directors, executive officers and control persons have not been involved in any of the following events during the past five years:

1.	any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

2.	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.

being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

4.

being found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

EXECUTIVE COMPENSATION

The particulars of compensation paid to the following persons:

  our principal executive officer;

  each of our two most highly compensated executive officers who were serving as executive officers at the end of our latest fiscal year who had total compensation exceeding $100,000; and,

  up to two additional individuals for whom disclosure would have been provided under the above criteria but for the fact that the individual was not serving as our executive officer at the end of the most recently completed financial year who we will collectively refer to as the named executive officers, of our years ended July 31, 2007, 2006 and 2005, are set out in the following summary compensation table:

SUMMARY COMPENSATION TABLE
Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Brandon Truaxe, President & CEO(1)	2007 2006 2005	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil
Michael Basler, CFO, Secretary and Treasurer (2)	2007 2006 2005	8461.54(3) Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	8461.54 Nil Nil
Julio Torres, Vice President and Chief Innovations Officer(4)	2007 2006 2005	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil
Mauro Baessato(5)	2007 2006 2005	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil
Dwight Webb, Director(6)	2007 2006 2005	24,017 35,268 Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	24,017 35,268 Nil

(1)	Brandon Truaxe became an Officer and Director of Euoko Inc. on July 13, 2003 and an officer of Euoko Group Inc. on March 7, 2008.

(2)	Michael Basler became an Officer and Director of Euoko Inc. on July 27, 2007 and an officer of Euoko Group Inc. on March 7, 2008.

(3)	The $8461.54 is in Canadian dollars and was accrued at fiscal year end, July 31, 2007. This amount was not paid to Mr. Basler until August 2, 2007.

(4)	Julio Torres became an Officer and Director of Euoko Inc. on October 19, 2005 and an officer of Euoko Group Inc. on March 7, 2008.

(5)	Mauro Baessato became an Officer and Director on August 1, 2000 and resigned from the position of Director on April 13, 2003. Mauro Baessato resigned as an officer of our company on March 7, 2008.

(6)	Dwight Webb became an Officer and Director on August 1, 2000 and resigned as an officer on March 7, 2008

Outstanding Equity Awards at Fiscal Year-End

There were no outstanding equity awards as of our latest fiscal year end (July 31, 2007) for any of our directors or officers.

Compensation of Directors

We reimburse our directors for expenses incurred in connection with attending board meetings. We have not paid any director's fees or other cash compensation for services rendered as a director since our inception to the date of this report.

We have no formal plan for compensating our directors for their service in their capacity as directors, although such directors are expected in the future to receive stock options to purchase common shares as awarded by our board of directors or (as to future stock options) a compensation committee which may be established. Directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our board of directors. Our board of directors may award special remuneration to any director undertaking any special services on our behalf other than services ordinarily required of a director. No director received and/or accrued any compensation for their services as a director, including committee participation and/or special assignments.

Long-Term Incentive Plans

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers, except that our directors and executive officers may receive stock options at the discretion of our board of directors.

We have no plans or arrangements in respect of remuneration received or that may be received by our executive officers to compensate such officers in the event of termination of employment (as a result of resignation, retirement, change of control) or a change of responsibilities following a change of control, where the value of such compensation exceeds $60,000 per executive officer.

Other than as set out below, , we do not have any material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that stock options may be granted at the discretion of our board of directors:

Pursuant to their executive employment agreements, each of Brandon Truaxe and Michael Basler are entitled to earn and accrue an annual performance bonus based on the Company attaining predetermined financial performance criteria. In addition to the bonus based on meeting financial performance criteria, Michael Basler is guaranteed a $25,000 bonus for the period ending March 31, 2008.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Except as disclosed below, there have been no transactions or proposed transactions in which the amount involved exceeds 1% of the average of our total assets at year-end for the last two completed fiscal years in which any of our directors, executive officers or beneficial holders of more than 5% of the outstanding shares of our common stock, or any of their respective relatives, spouses, associates or affiliates, has had or will have any direct or material indirect interest.

On March 7, 2008, we completed a share exchange involving, among others, Brandon Truaxe, the beneficial shareholder of approximately 30% of our issued and outstanding common shares and Julio Torres, the beneficial shareholder of approximately 5% of our issued and outstanding common stock.

The share exchange was with the former shareholders of Euoko Inc.: Brandon C. Truaxe; Julio Alexis Torres Lopez; and, CMMG Finance Inc. Through this share exchange, we acquired all of the issued and outstanding shares of Euoko Inc., a private Canadian company engaged in the business of the development, marketing and distribution of luxury skin treatments. The letter agreement and the amended and restated share exchange agreement setting out the terms and conditions of this share exchange are incorporated by reference as exhibits to this current report. In consideration for the shares we received, we paid at total of $145,000 and issued 12,285,000 preferred shares to the former shareholders of Euoko Inc. (Canada) and we granted 1,500,000 common stock options to Brandon Truaxe, Michael Basler and Julio Torres as well as eleven other optionees named by Brandon Truaxe and Julio Torres, the former shareholders of Euoko Inc. (Canada). The consideration was paid as follows:

to Brandon Truaxe, $28,000, 12,285,000 preferred shares and 200,000 common stock options;

to CMMG Finance, $110,000;

to Julio Torres, $7,000 and 200,000 common stock options;

to Michael Basler 325,000 common stock options; and,

to named Optionees, 775,000 common stock options.

As a result of the share exchange, Brandon Truaxe, now owns 12,285,000 preferred shares in our company. Each preferred share carries with it the voting rights of 500 votes per share. The 12,285,000 preferred shares carry the voting power of 6,142,500,000 common shares. We have 35,100,000 shares of our common stock, par value $0.001, issued and outstanding. Each common share carries with it the voting rights of one (1) vote per share. The completion of the share exchange, including the issuance of the 12,285,000 preferred shares, effectively gives the control of the management and direction of our company to Brandon Truaxe, who is also now our President and Chief Executive Officer.

Also pursuant to the share exchange, Julio Torres is now our Vice President and Chief Innovations Officer and Michael Basler is now our Chief Financial Officer, Secretary and Treasurer.

The approximate dollar value of the transaction was $740,785. This was an exchange of shares plus some additional consideration, the amounts of which were negotiated between the parties and arrived at as the fair value of the rights and interests being exchanged. This transaction was reviewed, approved and ratified by our sole director.

PROMOTERS AND CONTROL PERSONS

Our directors and officers are our promoters and control persons.

Board Meetings and Committees

Our board of directors held no formal meetings during the 12 month period ended July 31, 2007. All proceedings of the board of directors were conducted by resolutions consented to in writing by the directors and filed with the minutes of the proceedings of the directors. Such resolutions consented to in writing by the directors entitled to vote on that resolution at a meeting of the directors are, according to the Nevada Revised Statutes and the by-laws of our company, as valid and effective as if they had been passed at a meeting of the directors duly called and held.

We do not have standing audit, nominating or compensation committees, or committees performing similar functions. Our board of directors believes that it is not necessary to have standing audit, nominating or compensation committees at this time because the functions of such committees are adequately performed by our board of directors. The directors who perform the functions of auditing, nominating and compensation committees are not independent because they are also officers of our company. The determination of independence of directors has been made using the definition of independent director, as that term is used in Rule 4200(a)(15) of the of the Rules of NASDAQ Market Place Rules. There has not been any defined policy or procedure requirements for stockholders to submit recommendations or nomination for directors. Our board of directors does not believe that a defined policy with regard to the consideration of candidates recommended by stockholders is necessary at this time because we believe that, given the early stages of our development, a specific nominating policy would be premature and of little assistance until our business operations are at a more advanced level. There are no specific, minimum qualifications that our board of directors believes must be met by a candidate recommended by our board of directors. The process of identifying and evaluating nominees for director typically begins with our board of directors soliciting professional firms with whom we have an existing business relationship, such as law firms, accounting firms or financial advisory firms, for suitable candidates to serve as directors. It is followed by our board of directors’ review of the candidates’ resumes and interview of candidates. Based on the information gathered, our board of directors then makes a decision on whether to recommend the candidates as nominees for director. We do not pay any fee to any third party or parties to identify or evaluate or assist in identifying or evaluating potential nominee.

LEGAL PROCEEDINGS

We are not aware of any legal proceedings in which any director or officer, any proposed director or officer or any owner of record or beneficial owner of more than 5% of any class of voting securities of our company, or any affiliate of any such director or officer, proposed director or officer or security holder, is a party adverse to our company or has a material interest adverse to our company.

MARKET PRICE OF AND DIVIDENDS ON THE REGISTRANT’S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

In the United States, our common shares are traded on the OTC Bulletin Board under the symbol “EUOK.” On March 7, 2008, the closing price of our common stock was quoted on the OTC Bulletin Board as $1.45 per share.

On March 4, 2008, the shareholders’ list for our common stock showed 14 registered stockholders and 35,100,000 shares issued and outstanding. Our common shares are issued in registered form.

Holladay Stock Transfer is the registrar and transfer agent for our common and preferred shares. Holladay Stock Transfer’s address is 2939 N 67 Place Ste. C, Scottsdale, Arizona, 85251-6015. Its telephone number is (480) 481-3940 and its facsimile number is (480) 481-3941.

The following quotations obtained from finance.yahoo.com reflect the highs and low bids for our common stock based on inter-dealer prices, without retail mark-up, mark-down or commission an may not represent actual transactions. The high and low bid prices of our common stock for the periods indicated below are as follows:

National Association of Securities Dealers OTC Bulletin Board(1)
Quarter Ended	High	Low
December 31, 2007	0.95	0.58
September 30, 2007	2.00	0.65
June 30, 2007	2.20	0.85
March 31, 2007	N/A(2)	N/A(2)
December 31, 2006	N/A(2)	N/A(2)
September 30, 2006	N/A(2)	N/A(2)
June 30, 2006	$0.11	$0.11
March 31, 2006	N/A(3)	N/A(3)

(1) Over-the-counter market quotations reflect inter-dealer prices without retail mark-up, mark-down or commission, and may not represent actual transactions.

(2) No trades occurred during this period.

(3) Our first trade did not occur until June 15, 2006.

Dividends

We have not declared any dividends since incorporation and do not anticipate that we will do so in the foreseeable future. Our directors will determine if and when dividends should be declared and paid in the future based on our financial position at the relevant time. All shares of our common stock are entitled to an equal share of any dividends declared and paid.

Equity Compensation Plans

We do not have any equity compensation plans.

DESCRIPTION OF SECURITIES

As of March 7, 2008, our authorized capital stock consists of 130,000,000 shares of common stock with a par value of $0.001 and 100,000,000 shares of preferred stock with a par value of $0.001. As of March 7, 2008 and immediately after the closing of the amended and restated share exchange agreement, 35,100,000 shares of our common stock were issued and outstanding and 12,285,000 shares of our preferred stock were issued and outstanding, including the shares issued pursuant to the completion of the share exchange with Euoko Inc.

Pursuant to our bylaws, our Board of Directors may fix and determine the designations, rights, preferences or other variations of each class or series within each class of capital stock of the Corporation

There is no provision of our articles or by-laws that would have the effect of delaying, deferring or preventing a change in control and that would operate only with respect to an extraordinary corporate transaction involving us or any of our subsidiaries, such as a merger, reorganization, tender offer, sale or transfer of substantially all of our assets, or liquidation.

Common Stock

The holders of outstanding shares of our common stock are entitled to receive dividends out of assets legally available at times and in amounts as our board of directors may determine. Each stockholder is entitled to one vote for each share of our common stock held on all matters submitted to a vote of the stockholders. Cumulative voting is not provided for in our articles of incorporation, or any amendments thereto, which means that the majority of votes can elect all of the directors then standing for election. Our common stock is not entitled to preemptive rights and is not subject to conversion or redemption. Upon the occurrence of a liquidation, dissolution or winding-up, the holders of shares of our common stock are entitled to share ratably in all assets remaining after payment of liabilities and satisfaction of preferential rights of any outstanding preferred stock. There are no sinking fund provisions applicable to our common stock. The outstanding shares of our common stock are fully paid and non-assessable.

Preferred Stock

Each shareholder of outstanding shares of our preferred stock is entitled to five hundred (500) votes for each share of our preferred stock held on all matters submitted to a vote of shareholders. Cumulative voting is not provided for in our articles of incorporation, or any amendments thereto, which means that the majority of votes can elect all of the directors then standing for election. Our preferred stock is not entitled to preemptive rights and is not subject to conversion or redemption. Upon the occurrence of a liquidation, dissolution or winding-up, the holders of shares of our preferred stock are not entitled to share ratably in all assets remaining after payment of liabilities and satisfaction of preferential rights of any outstanding preferred stock. There are no sinking fund provisions applicable to our preferred stock. The outstanding shares of our preferred stock are fully paid and non-assessable. The holders of outstanding shares of our preferred stock are not entitled to receive dividends out of assets legally available at times and in amounts as our board of directors may determine.

LEGAL PROCEEDINGS

We know of no material, active or pending legal proceedings against our company, nor are we involved as a plaintiff in any material proceeding or pending litigation. There are no proceedings in which any of our directors, officers or affiliates, or any registered or beneficial shareholder, is an adverse party or has a material interest adverse to our interest.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

The disclosure under Item 4.01 of this current report on Form 8-K is hereby incorporated by reference. RECENT SALES OF UNREGISTERED SECURITIES

On March 7, 2008, we issued 12,285,000 shares of our preferred stock to one (1) investor pursuant to an amended and restated share exchange agreement with Euoko Inc. as partial consideration for all of the issued and outstanding shares of Euoko Inc. We issued the preferred shares to one (1) non-U.S. person (as that term is defined in Regulation S of the Securities Act of 1933), in an offshore transaction relying on an exemption from registration under Regulation S and/or Section 4(2) of the Securities Act of 1933. No directed selling efforts were made in the United States by Euoko Group, any distributor, any of their respective affiliates or any person acting on behalf of any of the foregoing. We implemented the applicable offering restrictions required by Rule 903 of Regulation S by including a legend on all offering materials and documents which stated that the shares have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States or to US persons unless the shares are registered under the Securities Act of 1933, or an exemption from the registration requirements of the Securities Act of 1933 is available. The offering materials and documents also contain a statement that hedging transactions involving the shares may not be conducted unless in compliance with the Securities Act of 1933.

On March 7, 2008, we granted common stock options to 14 of our employees, consultants, officers and directors to purchase an aggregate of 1,500,000 shares of our common stock at an exercise price of $1.00 per share, exercisable until March 7, 2013. We granted these options pursuant to an amended and restated share exchange agreement with Euoko Inc. as partial consideration for all of the issued and outstanding shares of Euoko Inc. We granted 1,450,000 of the common stock options to thirteen (13) non-U.S. persons (as that term is defined in Regulation S of the Securities Act of 1933), in an offshore transaction relying on Regulation S and/or Section 4(2) of the Securities Act of 1933. No directed selling efforts were made in the United States by Euoko Group, any distributor, any of their respective affiliates or any person acting on behalf of any of the foregoing. We implemented the applicable offering restrictions required by Rule 903 of Regulation S by including a legend on all offering materials and documents which stated that the shares have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States or to US persons unless the shares are registered under the Securities Act of 1933, or an exemption from the registration requirements of the Securities Act of 1933 is available. The offering materials and documents also contain a statement that hedging transactions involving the shares may not be conducted unless in compliance with the Securities Act of 1933. We granted 50,000 of the common stock options to one (1) U.S. person (as that term is defined in Regulation S of the Securities Act of 1933), in reliance on Regulation D and/or Section 4(2) of the Securities Act of 1933.

On April 5, 2007, we closed a private placement of 728,000 common shares at a purchase price of $0.235 per share for gross proceeds of $171,080. We conducted the private placement in an offshore transaction relying on Rule 903 of Regulation S of the Securities Act of 1933. None of the subscribers were U.S. persons, as defined in Regulation S. No directed selling efforts were made in the United States by Euoko Group, any distributor, any of their respective affiliates or any person acting on behalf of any of the foregoing. We implemented the applicable offering restrictions required by Rule 903 of Regulation S by including a legend on all offering materials and documents which stated that the shares have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States or to US persons unless the shares are registered under the Securities Act of 1933, or an exemption from the registration requirements of the Securities Act of 1933 is available. The offering materials and documents also contain a statement that hedging transactions involving the shares may not be conducted unless in compliance with the Securities Act of 1933.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

Our company is incorporated under the laws of the State of Nevada. Section 78.7502 of the Nevada Revised Statutes provides that a Nevada corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and that, with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

Section 78.7502 further provides a Nevada corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses, including amounts paid in settlement and attorneys' fees actually and reasonably incurred by him in connection with the defense or settlement of the action or suit if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation. Indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the corporation or for amounts paid in settlement to the corporation, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

To the extent that a director, officer, employee or agent of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding as referred to above, or in defense of any claim, issue or matter therein, the corporation shall indemnify him against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense.

Section 78.751 of the Nevada Revised Statutes provides that discretionary indemnification under Section 78.7502 unless ordered by a court or advanced pursuant to subsection 2 of section 78.751, may be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances. The determination must be made:

- By the stockholders;

- By the board of directors by majority vote of a quorum consisting of directors - who were not parties to the action, suit or proceeding;

- If a majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding so orders, by independent legal counsel in a written opinion; or

- If a quorum consisting of directors who were not parties to the action, suit or proceeding cannot be obtained, by independent legal counsel in a written opinion.

The Articles of Incorporation, the Bylaws or an agreement made by the corporation may provide that the expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the corporation. The provisions of this subsection do not affect any rights to advancement of expenses to which corporate personnel other than directors or officers may be entitled under any contract or otherwise by law.

The indemnification and advancement of expenses authorized in or ordered by a court pursuant to section 78.751:

- does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the articles of incorporation or any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, for either an action in his official capacity or an action in another capacity while holding his office, except that indemnification, unless ordered by a court pursuant to section 78.7502 or for the advancement of expenses made pursuant to subsection 2 of section 78.751, may not be made to or on behalf of any director or officer if a final adjudication establishes that his acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and was material to the cause of action;

- continues for a person who has ceased to be a director, officer, employee or agent and inures to the benefit of the heirs, executors and administrators of such a person.

Our Bylaws provide for the indemnification of our directors to the fullest extent permitted under the general corporation law of the State of Nevada from time to time against all expenses, liability and loss (including attorneys'

fees, judgments, fines and amounts paid or to be paid in settlement) reasonably incurred or suffered in connection with acting as directors of our company.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of our company under Nevada law or otherwise, we have been advised the opinion of the Securities and Exchange Commission is that such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than payment by us for expenses incurred or paid by a director, officer or controlling person of our company in successful defense of any action, suit, or proceeding) is asserted by a director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction, the question of whether such indemnification by it is against public policy in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

Audited

Report of Independent Registered Public Accounting Firm

Balance Sheets as at July 31, 2007 and 2006

Statements of Changes in Stockholders’ Equity (Deficiency) for the years ended July 31, 2007 and 2006

Statements of Operations and Comprehensive Loss for the years ended July 31, 2007 and 2006

Statements of Cash Flows for the years ended July 31, 2007 and 2006

Notes to Financial Statements

Unaudited

Balance Sheets as at October 31, 2007 and July 31, 2007

Statement of Changes in Stockholders’ Deficiency for the three months ended October 31, 2007

Statements of Operations and Comprehensive Loss for the three months ended October 31, 2007 and 2006

Statements of Cash Flows for the three months ended October 31, 2007 and 2006

Notes to Financial Statements

(b) Pro forma financial information.

Pro Forma Financial Information

Condensed Consolidated Pro Forma Balance Sheet As Of October 31, 2007 (Unaudited)

Condensed Consolidated Pro Forma Statement Of Operations For The Three Months Ended October 31, 2007 (Unaudited)

Condensed Consolidated Pro Forma Statement Of Operations For The Year Ended July 31, 2007 (Unaudited)

Notes To Condensed Consolidated Pro Forma Financial Statements

EUOKO INC.

FINANCIAL STATEMENTS

AS OF JULY 31, 2007 AND 2006

Together With Report of Independent Registered Public Accounting Firm

(Amounts expressed in US Dollars)

EUOKO INC.

FINANCIAL STATEMENTS

AS OF JULY 31, 2007 AND 2006

Together With Report of Independent Registered Public Accounting Firm

(Amounts expressed in US Dollars)

Schwartz Levitsky Feldman llp
CHARTERED ACCOUNTANTS
LICENSED PUBLIC ACCOUNTANTS
TORONTO • MONTREAL

SLF

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of
Euoko Inc.

We have audited the accompanying balance sheets of Euoko Inc. as at July 31, 2007 and 2006 and the related statements of operations and comprehensive loss, cash flows and changes in stockholders' deficiency for the years ended July 31, 2007 and 2006. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Euoko Inc. as at July 31, 2007 and 2006 and the results of its operations and its cash flows for the years ended July 31, 2007 and 2006 in accordance with generally accepted accounting principles in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in note 1 to the financial statements, the Company has suffered recurring losses from operations that raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are described in note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. Should the company be unable to continue as going concern, certain assets and liabilities will have to be adjusted to their liquidated values.

Since the accompanying financial statements have not been prepared and audited in accordance with generally accepted accounting principles and auditing standards in Canada, they may not satisfy the reporting requirements of Canadian statutes and regulations.

Schwartz Levitsky Feldman llp

Toronto, Ontario, Canada
January 28, 2008

Chartered Accountants
Licensed Public Accountants

1167 Caledonia Road
Toronto, Ontario M6A 2X1
Tel: 416 785 5353
Fax: 416 785 5663

EUOKO INC.
Balance Sheets
As at July 31, 2007 and 2006
(Amounts expressed in US Dollars)

	2007	2006
	$	$
ASSETS

CURRENT ASSETS
Cash	145,941	21,664
Accounts receivable (note 3)	-	11,248
Sales taxes recoverable	51,823	-
Income taxes recoverable	16,545	-
Prepaid expenses and deposits	13,221	2,211
Inventory (note 4)	284,767	31,286

	512,297	66,409
PROPERTY, PLANT AND EQUIPMENT (note 5)	75,667	5,034

	587,964	71,443

LIABILITIES AND STOCKHOLDERS’ DEFICIENCY

CURRENT LIABILITIES
Accounts payable and accrued liabilities (note 6)	274,886	28,357
Sales taxes payable	-	1,646
Income taxes payable	-	15,336
Due to shareholder (note 7)	14,449	26,466

	289,335	71,805
LOAN PAYABLE (note 7)	985,320	-

TOTAL LIABILITIES	1,274,655	71,805

GOING CONCERN (note 1)
RELATED PARTY TRANSACTIONS (note 7)
COMMITMENTS AND CONTINGENCIES (note 10)

STOCKHOLDERS’ DEFICIENCY
Capital stock (note 9)	1	1
Accumulated other comprehensive income (loss)	(34,614)	2,341
Contributed surplus	211,676	97,845
Deficit	(863,754)	(100,549)
	(686,691)	(362)
	587,964	71,443

The accompanying notes are an integral part of these financial statements.

APPROVED ON BEHALF OF THE BOARD OF DIRECTORS

Director	Director

2

EUOKO INC.
Statements of Changes in Stockholders’ Equity (Deficiency)
For the years ended July 31, 2007 and 2006
(Amounts expressed in US Dollars)

			Accumulated			Total
			Other			Stockholders’
			Comprehensive	Contributed		Equity
	Capital Stock		Income (Loss)	Surplus	Deficit	(Deficiency)
	#	$	$	$	$	$

BALANCE AS AT JULY 31, 2005	100	1	515	-	29,383	29,899

Net loss for the year				(96,170)	(96,170)
Dividends paid				(33,762)		(33,762)
Contributed salaries and consulting fees				97,132		97,132
Contributed interest charges			713			713
Foreign currency translation gain			1,826			1,826

BALANCE AS AT JULY 31, 2006	100	1	2,341	97,845	(100,549)	(362)

Net loss for the year				(763,205)	(763,205)
Contributed salaries and consulting fees				108,679		108,679
Contributed interest charges			5,152			5,152
Foreign currency translation loss			(36,955)			(36,955)
	100	1	(34,614)	211,676	(863,754)	(686,691)
BALANCE AS AT JULY 31, 2007

The accompanying notes are an integral part of these financial statements.

3

EUOKO INC.
Statements of Operations and Comprehensive Loss
For the years ended July 31, 2007 and 2006
(Amounts expressed in US Dollars)

	2007	2006
	$	$
SALES
Product	201,228	136,864
Services	12,253	135,067

	213,481	271,931
COST OF SALES	265,682	77,105

GROSS PROFIT (LOSS)	(52,201)	194,826

OPERATING EXPENSES
Salaries and benefits (note 7)	125,952	48,566
Consulting fees (note 7)	185,625	48,566
Professional fees	59,378	2,700
Marketing	187,858	74,144
Travel and related	28,028	32,268
General and administrative	108,990	74,758
Interest charges (note 7)	17,449	3,015
Financing charges (note 7)	3,779	3,258
Amortization	9,350	1,562

	726,409	288,837

NET LOSS BEFORE INCOME TAXES	(778,610)	(94,011)

PROVISION FOR (RECOVERY OF) INCOME TAXES (note 8)	(15,405)	2,159

NET LOSS	(763,205)	(96,170)

OTHER COMPREHENSIVE INCOME (LOSS)
Foreign currency translation adjustment	(36,955)	1,826

COMPREHENSIVE LOSS	(800,160)	(94,344)

The accompanying notes are an integral part of these financial statements.

4

EUOKO INC.
Statements of Cash Flows
For the years ended July 31, 2007 and 2006
(Amounts expressed in US Dollars)

	2007	2006
	$	$

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	(763,205)	(96,170)
Items not requiring an outlay of cash:
Amortization	9,350	1,562
Contributed salaries and consulting fees	108,679	97,132

Contributed interest charges	5,152	713
Decrease (increase) in accounts receivable	11,294	(104)
Increase in sales taxes recoverable	(49,034)	-
Increase in income taxes recoverable	(15,655)	-
Decrease (increase) in prepaid expenses and deposits	(10,290)	8,874
Decrease (increase) in inventory	(238,029)	1,379
Increase (decrease) accounts payable and accrued liabilities	231,623	(20,536)
Decrease in sales taxes payable	(1,652)	(2,368)
Decrease in income taxes payable	(15,399)	(9,910)
Increase (decrease) in due to shareholder	(12,902)	19,175

NET CASH USED FOR OPERATING ACTIVITES	(740,068)	(253)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property, plant and equipment	(74,146)	(2,399)

NET CASH USED FOR INVESTING ACTIVITES	(74,146)	(2,399)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from term loan	932,295	-
Dividends paid	-	(33,762)
NET CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES	932,295	(33,762)

EFFECT OF FOREIGN EXCHANGE RATE CHANGES	6,196	3,725

NET INCREASE (DECREASE) IN CASH FOR THE YEAR	124,277	(32,689)
CASH, BEGINNING OF YEAR	21,664	54,353
CASH, END OF YEAR	145,941	21,664
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Income taxes paid	15,178	14,462
Interest paid	2,117	1,169

The accompanying notes are an integral part of these financial statements.

5

EUOKO INC.
Notes to Financial Statements
July 31, 2007 and 2006
(Amounts expressed in US Dollars)

1. NATURE OF OPERATIONS AND GOING CONCERN

Euoko Inc. (the "Company") was incorporated on July 16, 2003 as 6118356 Canada Ltd. under the laws of the Canada Business Corporation Act. On March 17, 2005, 6118356 Canada Ltd. changed its name to Euoko Inc.

Before 2005, the Company’s primary business activity was software consulting. In 2006, the Company’s primary activity changed to the research, development, marketing and distribution of scientifically-advanced skin treatments with software consulting becoming a secondary business activity. The Company sells its product line through varied distribution channels in select North American, European, Middle Eastern and Asian markets, as well as globally through its internally operated multicurrency and multilingual website.

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. Accordingly, they do not include any adjustments relating to the realization of the carrying value of assets or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

Continuance of the Company as a going concern is dependent on obtaining adequate resources through external funding and/or profitable operations. In the event such resources are not secured, the assets may not be realized or the liabilities discharged at their carrying amounts, and these differences could be material. The Company reported an operating loss in its recent fiscal year, resulting in a deficit of $863,754 as at July 31, 2007. While management has a plan to increase the volume of product sales and services that it believes will allow the Company to achieve profitability and cash flow positive operations, the outcome of these initiatives is uncertain. This condition casts significant doubt as to the ability of the Company to continue in business and meet its obligations as they come due. Should the Company be unable to continue as a going concern, assets and liabilities would require restatement on a liquidation basis, which would differ materially from the going concern basis.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

These financial statements include the accounts of Euoko Inc. and have been prepared in accordance with generally accepted accounting principles in the United Stated of America.

Use of Estimates

Because a precise determination of assets and liabilities, and correspondingly revenues and expenses, depends on future events, the preparation of financial statements for any period necessarily involves the use of estimates and assumption. Actual amounts may differ from these estimates. Significant estimates include accrual for liabilities and amortization and impairment of capital assets. These financial statements have, in management’s opinion, been properly prepared within reasonable limits of materiality and within the framework of the accounting policies summarized herein.

6

EUOKO INC.
Notes to Financial Statements
July 31, 2007 and 2006
(Amounts expressed in US Dollars)

Cash

Cash includes cash on hand and any other highly liquid investments with a maturity of three months or less. The carrying amounts approximate fair values because of the short-term maturity of those instruments.

Inventory

Inventory includes finished goods, work-in-process and raw materials considered saleable or usable in future periods, and is stated at the lower of cost and fair-market value, with cost being determined on a first-in, first-out basis.

The Company provides for inventory obsolescence by estimating the difference between the cost of inventory and the estimated market value. In determining the allowance for inventory obsolescence, inventory is classified into various categories based upon its stage in the product life cycle, expected inventory turnover, inventory aging and future expectations with respect to sales and new product offerings. The Company’s estimated allowance for inventory obsolescence could materially change from period to period due to changes in product offerings and consumer acceptance of the Company’s products. The Company reviews its inventory obsolescence on an annual basis or when circumstances warrant.

Property, Plant and Equipment

Property, plant and equipment are recorded at cost less accumulated amortization. Amortization is provided using the following annual rates and methods:

Office equipment	20%	declining balance method
Computer equipment	45%	declining balance method
Computer software	100%	declining balance method
Leasehold improvements	5 years, straight-line

For all additions during the year, amortization is calculated using 50% of the annual rates.

Income Taxes

The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards ("SFAS") No. 109, "Accounting for Income Taxes". Deferred tax assets and liabilities are recorded for differences between the financial statement and tax basis of the assets and liabilities that will result in taxable or deductible amounts in the future based on enacted tax laws and rates. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized. Income tax expense is recorded for the amount of income tax payable or refundable for the period, increased or decreased by the change in deferred tax assets and liabilities during the period.

7

EUOKO INC.
Notes to Financial Statements
July 31, 2007 and 2006
(Amounts expressed in US Dollars)

Fair Value of Financial Instruments and Risk Management

The Company’s financial instruments consist of accounts receivable, sales taxes recoverable and payable, income taxes recoverable and payable and accounts payable and accrued liabilities. The fair value of these financial instruments approximates their carrying amount given the short period to receipt or payment of cash. The fair value of due to shareholder and loan payable are disclosed in note (7).

It is management’s opinion that the Company is not exposed to any significant interest rate or credit risks arising from these financial instruments.

The Company earns the majority of its product revenues in foreign currencies and purchases a portion of its materials, services and equipment from suppliers billing in foreign currencies. As such, the Company is subject to risk due to fluctuations in foreign currencies. As at July 31, 2007, 40.8% (2006 – 88.3%) of cash balances are denominated in foreign currencies. No other assets and liabilities were denominated in foreign currencies as at July 31, 2007 and 2006.

Long-term Financial Instruments

The fair value of each of the Company’s long-term financial assets and debt instruments is based on the amount of future cash flows associated with each instrument, discounted using an estimate of what the Company’s current borrowing rate for similar instruments of comparable maturity would be.

Impairment of Long-lived Assets

In accordance with SFAS No. 144, "Accounting for the Impairment or Disposal of Long-lived Assets", long-lived assets to be held and used are analyzed for impairment whenever events or changes in circumstances indicate that the related carrying amounts may not be recoverable. The Company evaluates at each balance sheet date whether events and circumstances have occurred that indicate possible impairment. If there are indications of impairment, the Company uses future undiscounted cash flows of the related asset or asset grouping over the remaining life in measuring whether the assets are recoverable. In the event such cash flows are not expected to be sufficient to recover the recorded asset values, the assets are written down to their estimated fair value. Long-lived assets to be disposed of are reported at the lower of carrying amount or fair value of asset less cost to sell.

Revenue Recognition

Product sales are reported on a net basis, which is computed by deducting from gross sales discounts, the amount of actual product returns received and an amount estimated for anticipated product returns. Product sales are recognized upon the passage of title to the customer, provided that the collection of the proceeds from sales is reasonably assured. The Company’s practice is to accept product returns within 28 days of shipment to the customer only if properly requested for a full refund less a nominal return shipping charge.

8

EUOKO INC.
Notes to Financial Statements
July 31, 2007 and 2006
(Amounts expressed in US Dollars)

Revenues from consulting services are recognized after services have been performed and collection is reasonably assured.

Research and Development

Research and development costs, other than capital expenditures but including acquired research and development costs, are charged against income in the period incurred. Research and development costs incurred in 2007 totaled $70,869 (2006 - $24,700).

Foreign Currency Translation

The Company’s functional currency is the Canadian dollar. These financial statements have been presented in U.S. dollars. The translation method used is the current rate method which is the method mandated by SFAS No. 52 where the functional currency is the foreign currency. Under the current rate method all assets and liabilities are translated at the current rate, shareholders’ equity accounts are translated at historical rates and revenues and expenses are translated at average rates for the year. Due to the fact that items in the financial statements are being translated at different rates according to their nature, a translation adjustment is created. This translation adjustment has been included in accumulated other comprehensive income (loss).

Comprehensive Income (Loss)

The Company has adopted SFAS No. 130, “Reporting Comprehensive Income”. This standard requires companies to disclose comprehensive income (loss) in their financial statements. In addition to items included in net income, comprehensive income (loss) includes items currently charged or credited directly to shareholders’ equity, such as foreign currency translation adjustments.

Concentration of Credit Risk

SFAS No. 105, "Disclosure of Information about Financial Instruments with Off-Balance Sheet Risk and Financial Instruments with Concentration of Credit Risk", requires disclosure of any significant off-balance sheet risk and credit risk concentration. The Company does not have significant off-balance sheet risk or credit concentration.

Recent Pronouncements

In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprises financial statement in accordance with SFAS No. 109, “Accounting for Income Taxes”. FIN 48 prescribes a recognition threshold and measurement attributable for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognizing, classification, interest and penalties, accounting in interim periods, disclosures and transitions. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Company is currently reviewing the effect, if any, FIN 48 will have on its financial position and operations.

9

EUOKO INC.
Notes to Financial Statements
July 31, 2007 and 2006
(Amounts expressed in US Dollars)

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measures”. SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), expands disclosures about fair value measurements, and applies under other accounting pronouncements that require or permit fair value measurements. SFAS No. 157 does not require any new fair value measurements; however the FASB anticipates that for some entities, the application of SFAS No. 157 will change current practice. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The implementation of SFAS No. 157 is not expected to have a material impact on the Company’s results of operations and financial condition.

In September 2006, the FASB issued SFAS No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans - an amendment of FASB Statements No. 87, 88, 106, and 132(R)”. This statement requires employers to recognize the overfunded or underfunded status of a defined benefit postretirement plan (other than a multiemployer plan) as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income of a business entity or changes in unrestricted net assets of a not-for-profit organization. This statement also requires an employer to measure the funded status of a plan as of the date of its year-end statement of financial position, with limited exceptions. The provisions of SFAS No. 158 are effective for employers with publicly traded equity securities as of the end of the fiscal year ending after December 15, 2006. The adoption of this statement is not expected to have a material effect on the Company's future reported financial position or results of operations.

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities - Including an Amendment of FASB Statement No. 115”. This Statement permits entities to choose to measure many financial instruments and certain other items at fair value. The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. This Statement is expected to expand the use of fair value measurement objectives for accounting for financial instruments. This Statement is effective as of the beginning of an entity’s first fiscal year that begins after November 15, 2007, and interim periods within those fiscal years. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FASB SFAS No. 157, “Fair Value Measurements”. The Company is currently evaluating the impact of SFAS No. 159 on its financial statements.

In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51”. SFAS 160 clarifies that a noncontrolling interest in a subsidiary is an ownership interest in the consolidated entity that should be reported as equity in the consolidated financial statements. SFAS 160 is effective for the Company for the fiscal year beginning August 1, 2009, with early adoption being prohibited. We do not expect the new standard to have a material impact on our financial position and results of operations.

10

EUOKO INC.
Notes to Financial Statements
July 31, 2007 and 2006
(Amounts expressed in US Dollars)

3. ACCOUNTS RECEIVABLE

Accounts receivable consists of the following:

	2007	2006
	$	$

Trade receivables	-	11,248
Less: Allowance for doubtful accounts	-	-

Accounts receivable, net	-	11,248

The Company carries accounts receivable at the amount it deems to be collectible. Accordingly, the Company provides allowances for accounts receivable it deems to be uncollectible based on management’s best estimates. Recoveries are recognized in the period they are received. The ultimate amount of accounts receivable that becomes uncollectible could differ from those estimated.

4. INVENTORY

Inventory consists of the following:

	2007	2006
	$	$
Raw materials	122,003	-
Work-in-process	14,102	-
Finished goods	148,662	31,286

	284,767	31,286

Inventory obsolescence recorded in fiscal 2007 was $23,478 and nil in fiscal 2006.

11

EUOKO INC.
Notes to Financial Statements
July 31, 2007 and 2006
(Amounts expressed in US Dollars)

5. PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment consists of the following:

	2007	2006
	$	$

Office equipment	25,979	4,600
Computer equipment	21,840	4,201
Computer software	2,241	-
Leasehold improvements	39,487	-

Cost	89,547	8,801

Less: Accumulated amortization
Office equipment	3,340	904
Computer equipment	6,637	2,863
Computer software	863	-
Leasehold improvements	3,040	-

	13,880	3,767

Property, plant and equipment, net	75,667	5,034

Amortization of property, plant and equipment was $9,350 and $1,562 in fiscal 2007 and 2006, respectively.

6. ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

	2007	2006
	$	$

Accounts payable and accrued liabilities consisits
of the following:

Accounts payable	33,024	22,487
Trade accruals	208,590	5,870
Compensation accruals	16,148	-
Financing charges accrual	3,993	-
Interest accrual	13,131	-

	274,886	28,357

All accounts payable and accrued liabilities are denominated in Canadian Dollars and totaled $292,932 CDN for 2007 and $32,066 CDN for 2006.

12

EUOKO INC.
Notes to Financial Statements
July 31, 2007 and 2006
(Amounts expressed in US Dollars)

7. RELATED PARTY TRANSACTIONS AND BALANCES

Due to Shareholder

Due to Shareholder arose in the normal course of business and is accounted for at the exchange amount being the amount agreed to by the related parties. The amount is unsecured, non-interest bearing and has no specific terms of repayment. The amount outstanding as at July 31, 2007 totaled $14,449 with an associated fair value of $13,725 using a discount rate of 5.28% .

The Company has calculated interest costs associated with the amount Due to Shareholder, recorded these non-monetary transactions as Contributed Surplus and charged these costs to Interest Charges on the Statement of Operations. In fiscal 2007, these costs totaled $1,057 (fiscal 2006 - $713).

In addition to these transactions, this shareholder provided management and consulting services to the Company at no cost. The Company has recorded these non-monetary transactions as Contributed Surplus and charged these services to Salaries and Benefits, and Consulting Fees on the Statement of Operations. In fiscal 2007, the charges for Salaries and Benefits totaled $103,245 (fiscal 2006 - $48,566) and for Consulting Fees totaled $5,434 (fiscal 2006 - $48,566).

Loan Payable

On October 24, 2006, the Company entered into a term loan agreement with one of its shareholders providing a facility of $3,000,000 CDN ($2,815,200 US) for a period of five years and bearing interest at a rate of 3.95% per annum. Funds from the facility can be drawn down from time to time as required but in no event no more than $150,000 CDN ($140,760 US) in any one calendar month. Security for the loan payable is by a promissory note. Interest is due and payable on the expiration of the credit facility.

As at July 31, 2007, there were $1,050,000 CDN ($985,320 US with a fair value of $935,905 US using a discount rate of 5.28%) in outstanding borrowings under the facility with $13,993 CDN ($13,131 US) of accrued interest to that date.

The Company has calculated additional interest costs (the difference between a fair value rate of 5.25% and the negotiated rate of 3.95%) associated with the Loan Payable, recorded this non-monetary transaction as Contributed Surplus and charged this cost to Interest Charges on the Statement of Operations. In fiscal 2007, the additional interest cost totaled $4,095.

In addition to interest, the Company must pay to the lender an introduction fee based on 2.35% of all gross revenues payable annually to a total maximum amount of $5,000,000 CDN ($4,439,500 US). The introduction fee was deferred by the lender to an effective start date of August 1, 2007 for calculating gross revenues.

The Company has calculated the amount of the introduction fee earned since October 24, 2006 and recorded the amount as an accrued liability on the Balance Sheet and as Financing Charges on the Statement of Operations.

13

EUOKO INC.
Notes to Financial Statements
July 31, 2007 and 2006
(Amounts expressed in US Dollars)

The term loan also contains covenants and as at July 31, 2007 and subsequent the Company was in breach of certain covenants. Breach of the covenants was waived by the holder of the term loan.

Consulting Fees

The Company also utilized the consulting services of another one of its shareholders resulting in fees paid totaling $76,803 for 2007. The fees paid are considered to have taken place in the normal course of business and, therefore, have been measured at amounts representing arm’s-length transactions. The amount outstanding as at July 31, 2007 totaled $35,647 and is included in accounts payables and accrued liabilities.

8. INCOME TAXES

The provision for (recovery of) income taxes included in the Statements of Operations differs from the statutory income tax rate as follows:

	2007	2006
	$	$

Net loss before income taxes	(778,610)	(94,011)

Statutory income tax rate	34.50%	36.12%

Recovery of incomes taxes
based on statutory income tax rates	(268,620)	(33,957)
Small business tax rate reduction	123,644	16,452
Tax effect of non-deductible and other items	22,450	19,664
Tax effect of loss carry-forwards not recognized	107,121	-

Provision for (recovery of) income taxes	(15,405)	2,159

As of July 31, 2007, the Company has non-capital loss carry-forwards totaling approximately $608,023 expiring in 2027, available to offset future taxable income, which have not been recognized.

The tax effect of significant components that gave rise to the Company’s deferred taxes are as follows:

Non-capital loss carry-forwards	209,768	-
Less: valuation allowance	(209,768)	-

Deferred taxes	-	-

A deferred tax asset has not been recognized related to the Company’s non-capital loss carry-forwards because it is not probable that future taxable income will be available against which the Company can utilize the benefits therefrom.

14

EUOKO INC.
Notes to Financial Statements
July 31, 2007 and 2006
(Amounts expressed in US Dollars)

9. CAPITAL STOCK

The Company is authorized to issue an unlimited number of common shares (class A shares) and an unlimited number of non-voting preferred shares (class B shares). As of July 31, 2007 and 2006, there were 100 common shares issued and outstanding. There were no new common shares or non-voting preferred shares issued during 2007.

10. COMMITMENTS AND CONTINGENCIES

Operating Lease Commitment

The Company leases premises under an operating lease with a five year term expiring on December 31, 2011. Minimum lease commitments exclusive of insurance and other occupancy charges under the lease as at July 31, 2007 were:

Years ending July 31	$

2008	50,183
2009	50,183
2010	50,183
2011	50,183
2012	20,910

221,642

11. SEGMENTED INFORMATION

Reportable operating segments, as defined by SFAS No. 131, “Disclosures about Segments of an Enterprise and Related Information,” include components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker (the “Chief Executive”) in deciding how to allocate resources and in assessing performance.

The assets and liabilities of the Company are managed centrally and are reported internally in the same manner as the financial statements, thus no additional information is produced for the Chief Executive or included herein.

All of the Company’s assets are located in Canada with the exception of finished goods inventory held on consignment by a distributor in the Middle East.

The Company operates in two business segments, namely the skin treatments market and the software consulting market. As a result of the similarities in the manufacturing, marketing and distribution processes for all of the Company’s skin treatments products, the information provided in the financial statements is similar to, or the same as, that reviewed on a regular basis by the Chief Executive.

15

EUOKO INC.
Notes to Financial Statements
July 31, 2007 and 2006
(Amounts expressed in US Dollars)

Disclosures about revenue streams by geographic area are as follows:

	2007	2006
	$	$
Product Sales
United States	98,557	89,578
Middle East	50,691	-
Europe	28,993	29,680
Other	22,987	17,606

	201,228	136,864

The Company derived all of its product sales in the Middle East from one distributor.

The Company derived 100% of its services revenue for 2007 and 2006 from one customer in Canada. This service revenue relates to the software consulting activity.

12. SUBSEQUENT EVENTS

Share Exchange Agreement

On April 5, 2007, Euoko Group Inc. (formerly Vita Equity Inc.) entered into a Letter Agreement with all the shareholders of the Company whereby Euoko Group Inc. agreed to purchase all of the issued and outstanding shares of the Company in exchange for cash. The purchase was contemplated to close on or before June 30, 2007. On July 23, 2007, the parties entered into a Share Exchange Agreement which amended and restated the Letter Agreement in its entirety. Under the Share Exchange Agreement Euoko Group Inc. agreed to purchase all of the issued and outstanding shares of the Company in exchange for cash, preferred shares and common share options with a contemplated closing date to occur on or before October 31, 2007 or on such later date as the parties agree. As of January 18, 2007, the purchase had not closed.

It is expected that upon closing this transaction will be treated as a reverse takeover.

Term Loan Advances

Subsequent to the year end, the Company received additional funds under the term loan agreement in the amount of $900,000 CDN ($870,885 US).

16

EUOKO INC.

FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2007 AND 2006

(Amounts expressed in US Dollars)

 (Unaudited)

EUOKO INC.

FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2007 AND 2006

(Amounts expressed in US Dollars)

(Unaudited)

EUOKO INC.
Balance Sheets
As at October 31, 2007 and July 31, 2007
(Amounts expressed in US Dollars)

	Oct 31, 2007	Jul 31, 2007
	$	$
	(Unaudited)	(Audited)
ASSETS

CURRENT ASSETS
Cash	164,016	145,941
Accounts receivable (note 3)	37,893	-
Sales taxes recoverable	72,241	51,823
Income taxes recoverable	16,544	16,545
Prepaid expenses and deposits	44,780	13,221
Inventory (note 4)	312,747	284,767

	648,221	512,297
PROPERTY, PLANT AND EQUIPMENT (note 5)	84,178	75,667

	732,399	587,964

LIABILITIES AND STOCKHOLDERS’ DEFICIENCY

CURRENT LIABILITIES
Accounts payable and accrued liabilities (note 6)	314,108	274,886
Due to shareholder (note 7)	34,062	14,449

	348,170	289,335
LOAN PAYABLE (note 7)	1,693,600	985,320

TOTAL LIABILITIES	2,041,770	1,274,655

GOING CONCERN (note 1)
RELATED PARTY TRANSACTIONS (note 7)
COMMITMENTS AND CONTINGENCIES (note 10)

STOCKHOLDERS’ DEFICIENCY
Capital stock (note 9)	1	1
Accumulated other comprehensive loss	(161,706)	(34,614)
Contributed surplus	235,023	211,676
Deficit	(1,382,689)	(863,754)

	(1,309,371)	(686,691)

	732,399	587,964

The accompanying notes are an integral part of these financial statements.

APPROVED ON BEHALF OF THE BOARD OF DIRECTORS

Director	Director

1

EUOKO INC.
Statements of Changes in Stockholders’ Deficiency
For the three months ended October 31, 2007
(Amounts expressed in US Dollars)
(Unaudited)

				Accumulated
				Other					Total
				Comprehensive		Contributed			Stockholders’
	Capital Stock			Loss		Surplus	Deficit		Deficiency
	#	$	$		$	$		$

BALANCE AS AT AUGUST 1, 2007	100	1		(34,614)		211,676	(863,754)		(686,691)

Net loss for the period							(518,935)		(518,935)
Contributed salaries and consulting fees						20,010			20,010
Contributed interest charges						3,337			3,337
Foreign currency translation loss				(127,092)					(127,092)

BALANCE AS AT OCTOBER 31, 2007	100	1		(161,706)		235,023	(1,382,689)		(1,309,371)

The accompanying notes are an integral part of these financial statements.

2

EUOKO INC.
Statements of Operations and Comprehensive Loss
For the three months ended October 31, 2007 and 2006
(Amounts expressed in US Dollars)
(Unaudited)

	2007	2006
	$	$
SALES
Product	125,423	41,622
Services	-	12,253

	125,423	53,875
COST OF SALES	54,121	3,904

GROSS PROFIT	71,302	49,971

OPERATING EXPENSES
Salaries and benefits (note 7)	130,786	25,925

Consulting fees (note 7)	107,212	1,364

Professional fees	15,561	4,848
Marketing	199,205	6,465
Travel and related	56,567	5,939
General and administrative	53,904	21,686

Interest charges (note 7)	16,934	1,122

Financing charges (note 7)	3,080	24

Amortization	6,023	339

	589,272	67,712

NET LOSS BEFORE INCOME TAXES	(517,970)	(17,741)

INCOME TAXES (note 8)	965	2,246

NET LOSS	(518,935)	(19,987)

OTHER COMPREHENSIVE LOSS
Foreign currency translation adjustment	(127,092)	(10)

COMPREHENSIVE LOSS	(646,027)	(19,997)

The accompanying notes are an integral part of these financial statements.

3

EUOKO INC.
Statements of Cash Flows
For the three months ended October 31, 2007 and 2006
(Amounts expressed in US Dollars)
(Unaudited)

	2007	2006
	$	$

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	(518,935)	(19,987)
Items not requiring an outlay of cash:
Amortization	6,023	339
Contributed salaries and consulting fees	20,010	27,289
Contributed interest charges	3,337	298
Decrease (increase) in accounts receivable	(35,115)	11,344
Decrease (increase) in sales taxes recoverable	(12,774)	423
Decrease (increase) in income taxes recoverable	1,963	(844)
Increase in prepaid expenses and deposits	(27,677)	-
Decrease (increase) in inventory	7,845	(3,402)
Increase accounts payable and accrued liabilities	3,745	1,593
Increase (decrease) in due to shareholder	16,460	(12,959)

NET CASH PROVIDED BY (USED FOR) OPERATING ACTIVITES	(535,118)	4,094

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property, plant and equipment	(4,783)	-

NET CASH USED FOR INVESTING ACTIVITES	(4,783)	-

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from term loan	544,520	132,645

NET CASH PROVIDED BY FINANCING ACTIVITIES	544,520	132,645

EFFECT OF FOREIGN EXCHANGE RATE CHANGES	13,456	18

NET INCREASE IN CASH FOR THE PERIOD	18,075	136,757

CASH, BEGINNING OF THE PERIOD	145,941	21,664

CASH, END OF THE PERIOD	164,016	158,421

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION	-
Income taxes paid		3,656
Interest paid	-	156

The accompanying notes are an integral part of these financial statements.

4

EUOKO INC.
Notes to Financial Statements
October 31, 2007 and 2006
(Amounts expressed in US Dollars)
(Unaudited)

1. NATURE OF OPERATIONS AND GOING CONCERN

Euoko Inc. (the "Company") was incorporated on July 16, 2003 as 6118356 Canada Ltd. under the laws of the Canada Business Corporation Act. On March 17, 2005, 6118356 Canada Ltd. changed its name to Euoko Inc.

Before 2005, the Company’s primary business activity was software consulting. In 2006, the Company’s primary activity changed to the research, development, marketing and distribution of scientifically-advanced skin treatments with software consulting becoming a secondary business activity. The Company sells its product line through varied distribution channels in select North American, European, Middle Eastern and Asian markets, as well as globally through its internally operated multicurrency and multilingual website.

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. Accordingly, they do not include any adjustments relating to the realization of the carrying value of assets or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

Continuance of the Company as a going concern is dependent on obtaining adequate resources through external funding and/or profitable operations. In the event such resources are not secured, the assets may not be realized or the liabilities discharged at their carrying amounts, and these differences could be material. The Company reported an operating loss in its recent quarter, resulting in a deficit of $1,382,689 as at October 31, 2007. While management has a plan to increase the volume of product sales and services that it believes will allow the Company to achieve profitability and cash flow positive operations, the outcome of these initiatives is uncertain. This condition casts significant doubt as to the ability of the Company to continue in business and meet its obligations as they come due. Should the Company be unable to continue as a going concern, assets and liabilities would require restatement on a liquidation basis, which would differ materially from the going concern basis.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

These financial statements include the accounts of Euoko Inc. and have been prepared in accordance with generally accepted accounting principles in the United Stated of America.

Use of Estimates

Because a precise determination of assets and liabilities, and correspondingly revenues and expenses, depends on future events, the preparation of financial statements for any period necessarily involves the use of estimates and assumption. Actual amounts may differ from these estimates. Significant estimates include accrual for liabilities and amortization and impairment of capital assets. These financial statements have, in management’s opinion, been properly prepared within reasonable limits of materiality and within the framework of the accounting policies summarized herein.

5

EUOKO INC.
Notes to Financial Statements
October 31, 2007 and 2006
(Amounts expressed in US Dollars)
(Unaudited)

Cash

Cash includes cash on hand and any other highly liquid investments with a maturity of three months or less. The carrying amounts approximate fair values because of the short-term maturity of those instruments.

Inventory

Inventory includes finished goods, work-in-process and raw materials considered saleable or usable in future periods, and is stated at the lower of cost and fair-market value, with cost being determined on a first-in, first-out basis.

The Company provides for inventory obsolescence by estimating the difference between the cost of inventory and the estimated market value. In determining the allowance for inventory obsolescence, inventory is classified into various categories based upon its stage in the product life cycle, expected inventory turnover, inventory aging and future expectations with respect to sales and new product offerings. The Company’s estimated allowance for inventory obsolescence could materially change from period to period due to changes in product offerings and consumer acceptance of the Company’s products. The Company reviews its inventory obsolescence on an annual basis or when circumstances warrant.

Property, Plant and Equipment

Property, plant and equipment are recorded at cost less accumulated amortization. Amortization is provided using the following annual rates and methods:

Office equipment	20%	declining balance method
Computer equipment	45%	declining balance method
Computer software	100%	declining balance method
Leasehold improvements	5 years, straight-line

For all additions during the year, amortization is calculated using 50% of the annual rates.

Income Taxes

The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards ("SFAS") No. 109, "Accounting for Income Taxes". Deferred tax assets and liabilities are recorded for differences between the financial statement and tax basis of the assets and liabilities that will result in taxable or deductible amounts in the future based on enacted tax laws and rates. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized. Income tax expense is recorded for the amount of income tax payable or refundable for the period, increased or decreased by the change in deferred tax assets and liabilities during the period.

6

EUOKO INC.
Notes to Financial Statements
October 31, 2007 and 2006
(Amounts expressed in US Dollars)
(Unaudited)

Fair Value of Financial Instruments and Risk Management

The Company’s financial instruments consist of accounts receivable, sales taxes recoverable and payable, income taxes recoverable and payable and accounts payable and accrued liabilities. The fair value of these financial instruments approximates their carrying amount given the short period to receipt or payment of cash. The fair value of due to shareholder and loan payable are disclosed in note (7).

It is management’s opinion that the Company is not exposed to any significant interest rate or credit risks arising from these financial instruments.

The Company earns the majority of its product revenues in foreign currencies and purchases a portion of its materials, services and equipment from suppliers billing in foreign currencies. As such, the Company is subject to risk due to fluctuations in foreign currencies. As at October 31, 2007, 8.8% of cash balances, 72.4% of accounts receivables and 11.5% of accounts payable and accrued liabilities are denominated in foreign currencies. As at July 31, 2007, 40.8% of cash balances are denominated in foreign currencies. No other assets and liabilities were denominated in foreign currencies as at July 31, 2007.

Long-term Financial Instruments

The fair value of each of the Company’s long-term financial assets and debt instruments is based on the amount of future cash flows associated with each instrument, discounted using an estimate of what the Company’s current borrowing rate for similar instruments of comparable maturity would be.

Impairment of Long-lived Assets

In accordance with SFAS No. 144, "Accounting for the Impairment or Disposal of Long-lived Assets", long-lived assets to be held and used are analyzed for impairment whenever events or changes in circumstances indicate that the related carrying amounts may not be recoverable. The Company evaluates at each balance sheet date whether events and circumstances have occurred that indicate possible impairment. If there are indications of impairment, the Company uses future undiscounted cash flows of the related asset or asset grouping over the remaining life in measuring whether the assets are recoverable. In the event such cash flows are not expected to be sufficient to recover the recorded asset values, the assets are written down to their estimated fair value. Long-lived assets to be disposed of are reported at the lower of carrying amount or fair value of asset less cost to sell.

Revenue Recognition

Product sales are reported on a net basis, which is computed by deducting from gross sales discounts, the amount of actual product returns received and an amount estimated for anticipated product returns. Product sales are recognized upon the passage of title to the customer, provided that the collection of the proceeds from sales is reasonably assured. The Company’s practice is to accept product returns within 28 days of shipment to the customer only if properly requested for a full refund less a nominal return shipping charge.

7

EUOKO INC.
Notes to Financial Statements
October 31, 2007 and 2006
(Amounts expressed in US Dollars)
(Unaudited)

Revenues from consulting services are recognized after services have been performed and collection is reasonably assured.

Research and Development

Research and development costs, other than capital expenditures but including acquired research and development costs, are charged against income in the period incurred. Research and development costs incurred during the period totaled $33,752 (2006 - $8,565).

Foreign Currency Translation

The Company’s functional currency is the Canadian dollar. These financial statements have been presented in U.S. dollars. The translation method used is the current rate method which is the method mandated by SFAS No. 52 where the functional currency is the foreign currency. Under the current rate method all assets and liabilities are translated at the current rate, shareholders’ equity accounts are translated at historical rates and revenues and expenses are translated at average rates for the year. Due to the fact that items in the financial statements are being translated at different rates according to their nature, a translation adjustment is created. This translation adjustment has been included in accumulated other comprehensive income (loss).

Comprehensive Income (Loss)

The Company has adopted SFAS No. 130, “Reporting Comprehensive Income”. This standard requires companies to disclose comprehensive income (loss) in their financial statements. In addition to items included in net income, comprehensive income (loss) includes items currently charged or credited directly to shareholders’ equity, such as foreign currency translation adjustments.

Concentration of Credit Risk

SFAS No. 105, "Disclosure of Information about Financial Instruments with Off-Balance Sheet Risk and Financial Instruments with Concentration of Credit Risk", requires disclosure of any significant off-balance sheet risk and credit risk concentration. The Company does not have significant off-balance sheet risk or credit concentration.

Recent Pronouncements

In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprises financial statement in accordance with SFAS No. 109, “Accounting for Income Taxes”. FIN 48 prescribes a recognition threshold and measurement attributable for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognizing, classification, interest and penalties, accounting in interim periods, disclosures and transitions. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Company is currently reviewing the effect, if any, FIN 48 will have on its financial position and operations.

8

EUOKO INC.
Notes to Financial Statements
October 31, 2007 and 2006
(Amounts expressed in US Dollars)
(Unaudited)

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measures”. SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), expands disclosures about fair value measurements, and applies under other accounting pronouncements that require or permit fair value measurements. SFAS No. 157 does not require any new fair value measurements; however the FASB anticipates that for some entities, the application of SFAS No. 157 will change current practice. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The implementation of SFAS No. 157 is not expected to have a material impact on the Company’s results of operations and financial condition.

In September 2006, the FASB issued SFAS No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans - an amendment of FASB Statements No. 87, 88, 106, and 132(R)”. This statement requires employers to recognize the overfunded or underfunded status of a defined benefit postretirement plan (other than a multiemployer plan) as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income of a business entity or changes in unrestricted net assets of a not-for-profit organization. This statement also requires an employer to measure the funded status of a plan as of the date of its year-end statement of financial position, with limited exceptions. The provisions of SFAS No. 158 are effective for employers with publicly traded equity securities as of the end of the fiscal year ending after December 15, 2006. The adoption of this statement is not expected to have a material effect on the Company's future reported financial position or results of operations.

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities - Including an Amendment of FASB Statement No. 115”. This Statement permits entities to choose to measure many financial instruments and certain other items at fair value. The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. This statement is expected to expand the use of fair value measurement objectives for accounting for financial instruments. This statement is effective as of the beginning of an entity’s first fiscal year that begins after November 15, 2007, and interim periods within those fiscal years. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FASB SFAS No. 157, “Fair Value Measurements”. The Company is currently evaluating the impact of SFAS No. 159 on its financial statements.

In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51”. SFAS 160 clarifies that a noncontrolling interest in a subsidiary is an ownership interest in the consolidated entity that should be reported as equity in the consolidated financial statements. SFAS 160 is effective for the Company for the fiscal year beginning August 1, 2009, with early adoption being prohibited. We do not expect the new standard to have a material impact on our financial position and results of operations.

9

EUOKO INC.
Notes to Financial Statements
October 31, 2007 and 2006
(Amounts expressed in US Dollars)
(Unaudited)

3. ACCOUNTS RECEIVABLE

Accounts receivable consists of the following:

	Oct 31, 2007	Jul 31, 2007
	$	$

Trade receivables	37,893	-
Less: Allowance for doubtful accounts	-	-

Accounts receivable, net	37,893	-

The Company carries accounts receivable at the amount it deems to be collectible. Accordingly, the Company provides allowances for accounts receivable it deems to be uncollectible based on management’s best estimates. Recoveries are recognized in the period they are received. The ultimate amount of accounts receivable that becomes uncollectible could differ from those estimated.

4. INVENTORY

Inventory consists of the following:

	Oct 31, 2007	Jul 31, 2007
	$	$
Raw materials	158,046	122,003
Work-in-process	-	14,102
Finished goods	154,701	148,662

	312,747	284,767

Inventory obsolescence recorded for the period ended October 31, 2007 was nil (October 31, 2006 – nil).

10

EUOKO INC.
Notes to Financial Statements
October 31, 2007 and 2006
(Amounts expressed in US Dollars)
(Unaudited)

5. PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment consists of the following:

	Oct 31, 2007	Jul 31, 2007
	$	$

Office equipment	30,881	25,979
Computer equipment	26,920	21,840
Computer software	3,991	2,241
Leasehold improvements	44,541	39,487

Cost	106,333	89,547

Less: Accumulated amortization
Office equipment	5,083	3,340
Computer equipment	9,529	6,637
Computer software	1,545	863
Leasehold improvements	5,998	3,040

	22,155	13,880

Property, plant and equipment, net	84,178	75,667

Amortization of property, plant and equipment for the period ended October 31, 2007 was $6,023 (October 31, 2006 - $339).

6. ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

	Oct 31, 2007	Jul 31, 2007
	$	$

Accounts payable and accrued liabilities consisits
of the following:

Accounts payable	236,064	33,024
Trade accruals	13,470	208,590
Compensation accruals	28,339	16,148
Financing charges accrual	7,829	3,993
Interest accrual	28,406	13,131

	314,108	274,886

11

EUOKO INC.
Notes to Financial Statements
October 31, 2007 and 2006
(Amounts expressed in US Dollars)
(Unaudited)

7. RELATED PARTY TRANSACTIONS AND BALANCES

Due to Shareholder

Due to Shareholder arose in the normal course of business and is accounted for at the exchange amount being the amount agreed to by the related parties. The amount is unsecured, non-interest bearing and has no specific terms of repayment. The amount outstanding as at October 31, 2007 totaled $34,062 with an associated fair value of $32,468 using a discount rate of 4.91% .

The Company has calculated interest costs associated with the amount Due to Shareholder, recorded these non-monetary transactions as Contributed Surplus and charged these costs to Interest Charges on the Statement of Operations. For the period ended October 31, 2007, these costs totaled $286 (October 31, 2006 - $265).

In addition to these transactions, this shareholder provided management and consulting services to the Company at no cost. The Company has recorded these non-monetary transactions as Contributed Surplus and charged these services to Salaries and Benefits, and Consulting Fees on the Statement of Operations. For the period ended October 31, 2007, the charges for Salaries and Benefits totaled $19,010 (October 31, 2006 - $25,925) and for Consulting Fees totaled $1,001 (October 31, 2006 - $1,364).

Loan Payable

On October 24, 2006, the Company entered into a term loan agreement with one of its shareholders providing a facility of $3,000,000 CDN ($3,175,500 US) for a period of five years and bearing interest at a rate of 3.95% per annum. Funds from the facility can be drawn down from time to time as required but in no event no more than $150,000 CDN ($158,775 US) in any one calendar month. Security for the loan payable is by a promissory note. Interest is due and payable on the expiration of the credit facility.

As at October 31, 2007, there were $1,600,000 CDN ($1,693,600 US with a fair value of $1,614,336 US using a discount rate of 4.91%) in outstanding borrowings under the facility with $26,836 CDN ($28,406 US) of accrued interest to that date (October 31, 2006 - $114 CDN ($101 US)).

The Company has calculated additional interest costs (the difference between a fair value rate of 4.91% and the negotiated rate of 3.95%) associated with the Loan Payable, recorded this non-monetary transaction as Contributed Surplus and charged this cost to Interest Charges on the Statement of Operations. For the period ended October 31, 2007, the additional interest cost totaled $3,051 (October 31, 2006 - $33).

In addition to interest, the Company must pay to the lender an introduction fee based on 2.35% of all gross revenues payable annually to a total maximum amount of $5,000,000 CDN ($5,292,500 US). The introduction fee was deferred by the lender to an effective start date of November 1, 2007 for calculating gross revenues.

12

EUOKO INC.
Notes to Financial Statements
October 31, 2007 and 2006
(Amounts expressed in US Dollars)
(Unaudited)

The Company has calculated the amount of the introduction fee earned since October 24, 2006 and recorded the amount as an accrued liability on the Balance Sheet and as Financing Charges on the Statement of Operations.

The term loan also contains covenants and as at October 31, 2007 and subsequent the Company was in breach of certain covenants. Breach of the covenants was waived by the holder of the term loan.

Consulting Fees

The Company also utilized the consulting services of another one of its shareholders resulting in fees paid totaling $29,917 for the period ended October 31, 2007 (October 31, 2006 - $1,427). The fees paid are considered to have taken place in the normal course of business and, therefore, have been measured at amounts representing arm’s-length transactions. The amount outstanding as at October 31, 2007 totaled $49,746 (October 31, 2006 - $2,659) and is included in accounts payables and accrued liabilities.

8. INCOME TAXES

Income taxes included in the Statements of Operations differs from the statutory income tax rate as follows:

	2007	2006
	$	$

Net loss before income taxes	(517,970)	(17,741)

Statutory income tax rate	34.50%	34.50%

Recovery of incomes taxes
based on statutory income tax rates	(178,700)	(6,121)
Small business tax rate reduction	82,254	2,817
Tax effect of non-deductible and other items	7,606	5,550
Tax effect of loss carry-forwards not recognized	89,805	-

	965	2,246

As of October 31, 2007, the Company has non-capital loss carry-forwards totaling approximately $1,206,300 expiring in 2028, available to offset future taxable income, which have not been recognized.

13

EUOKO INC.
Notes to Financial Statements
October 31, 2007 and 2006
(Amounts expressed in US Dollars)
(Unaudited)

The tax effect of significant components that gave rise to the Company’s deferred taxes are as follows:

Non-capital loss carry-forwards	416,173	-
Less: valuation allowance	(416,173)	-

Deferred taxes	-	-

A deferred tax asset has not been recognized related to the Company’s non-capital loss carry-forwards as it is not probable that future taxable income will be available against which the Company can utilize the benefits therefrom.

9. CAPITAL STOCK

The Company is authorized to issue an unlimited number of common shares (class A shares) and an unlimited number of non-voting preferred shares (class B shares). As of October 31, 2007 and 2006, there were 100 common shares issued and outstanding. There were no new common shares or non-voting preferred shares issued during the period.

10. COMMITMENTS AND CONTINGENCIES

Operating Lease Commitment

The Company leases premises under an operating lease with a five year term expiring on December 31, 2011. Minimum lease commitments exclusive of insurance and other occupancy charges under the lease as at October 31, 2007 were:

Years ending July 31	$

2008	42,454
2009	56,606
2010	56,606
2011	56,606
2012	23,586

235,858

11. SEGMENTED INFORMATION

Reportable operating segments, as defined by SFAS No. 131, “Disclosures about Segments of an Enterprise and Related Information,” include components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker (the “Chief Executive”) in deciding how to allocate resources and in assessing performance.

14

EUOKO INC.
Notes to Financial Statements
October 31, 2007 and 2006
(Amounts expressed in US Dollars)
(Unaudited)

The assets and liabilities of the Company are managed centrally and are reported internally in the same manner as the financial statements, thus no additional information is produced for the Chief Executive or included herein.

All of the Company’s assets are located in Canada with the exception of finished goods inventory held on consignment by a distributor in the Middle East.

The Company operates in two business segments, namely the skin treatments market and the software consulting market. As a result of the similarities in the manufacturing, marketing and distribution processes for all of the Company’s skin treatments products, the information provided in the financial statements is similar to, or the same as, that reviewed on a regular basis by the Chief Executive.

Disclosures about revenue streams by geographic area are as follows:

	2007	2006
	$	$
Product Sales
Europe	56,121	8,241
United States	46,634	26,947
Middle East	5,220	-
Other	17,448	6,434

	125,423	41,622

The Company derived all of its product sales in the Middle East from one distributor.

The Company derived 100% of its services revenue for the period ended October 31, 2006 from one customer in Canada. This service revenue relates to the software consulting activity; ongoing efforts are being made to secure new opportunities.

12. SUBSEQUENT EVENTS

Share Exchange Agreement

On April 5, 2007, Euoko Group Inc. (formerly Vita Equity Inc.) entered into a Letter Agreement with all the shareholders of the Company whereby Euoko Group Inc. agreed to purchase all of the issued and outstanding shares of the Company in exchange for cash. The purchase was contemplated to close on or before June 30, 2007. On July 23, 2007, the parties entered into a Share Exchange Agreement which amended and restated the Letter Agreement in its entirety. Under the Share Exchange Agreement Euoko Group Inc. agreed to purchase all of the issued and outstanding shares of the Company in exchange for cash, preferred shares and common share options with a contemplated closing date to occur on or before October 31, 2007 or on such later date as the parties agree. As of February 22, 2008, the purchase had not closed.

It is expected that upon closing this transaction will be treated as a reverse takeover.

15

EUOKO INC.
Notes to Financial Statements
October 31, 2007 and 2006
(Amounts expressed in US Dollars)
(Unaudited)

Term Loan Advances

Subsequent to October 31, 2007, the Company received additional funds under the term loan agreement in the amount of $850,000 CDN ($855,031 US).

16

EUOKO GROUP INC. (formerly VITA EQUITY INC.) AND SUBSIDIARIES
CONDENSED CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2007 (UNAUDITED)

EUOKO GROUP INC (formerly VITA EQUITY INC.) AND SUBSIDIARIES

CONTENTS

PAGE 1	PRO FORMA FINANCIAL INFORMATION

PAGE 2	CONDENSED CONSOLIDATED PRO FORMA BALANCE SHEET AS OF OCTOBER 31, 2007
(UNAUDITED)

PAGE 3	CONDENSED CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS FOR
THE THREE MONTHS ENDED OCTOBER 31, 2007 (UNAUDITED)

PAGE 4	CONDENSED CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS FOR
THE YEAR ENDED JULY 31, 2007 (UNAUDITED)

PAGE 5	NOTES TO CONDENSED CONSOLIDATED PRO FORMA FINANCIAL
STATEMENTS

PRO FORMA FINANCIAL INFORMATION

Unaudited Pro Forma Condensed Financial Information

On July 23, 2007 Euoko Group Inc, (formerly Vita Equity Inc.) entered into an amended and restated share exchange agreement with Brandon C. Truaxe, Julio Alexis Torres Lopez, and CMMG Finance Inc, (“CMMG”) a Canadian corporation, to purchase all of the issued and outstanding shares of Euoko Inc., a private corporation located in Toronto, Ontario which develops and sells skin care products.

Euoko Inc. was incorporated on July 16, 2003 as 6118356 Canada Ltd. under the laws of the Canada Business Corporation Act. On March 17, 2005, 6118356 Canada Ltd. changed its name to Euoko Inc. Before 2005, the company’s primary business activity was software consulting. In 2006, the Company’s primary activity changed to the research, development, marketing and distribution of scientifically-advanced skin treatments with software consulting becoming a secondary business activity. The Company sells its product line through varied distribution channels in select North American, European, Middle Eastern and Asian markets, as well as globally through its internally operated multicurrency and multilingual website.

Effective with the agreement, Mr. Truaxe, Mr. Lopez and CMMG sold 100% of the issued and outstanding shares of Euoko, Inc. for $145,000, the issuance of 12,285,000 preferred shares of Euoko Group Inc., the issuance of 1,500,000 stock options and upon the terms of the amended and restated agreement.

The preferred shares have a par value of $0.001 per share and each of the preferred shares will carry voting rights of 500 votes per preferred share.

On December 20, 2007, Euoko Group Inc. (formerly Vita Equity Inc.) entered into a share purchase agreement with CMMG Finance Inc, (“CMMG”) a Canadian Corporation to purchase all of the issued and outstanding shares of Hewitt-Vevey Pharma Sciences Ltd. (formerly WhiteRX Laboratories Inc.), (“HVPS”) a Canadian corporation. HVPS is a developmental stage company that plans to research, develop, market and distribute scientifically advanced skin treatments.

Hewitt-Vevey Pharma Sciences Ltd. was incorporated on May 22, 2007 as WhiteRX Laboratories Inc. On October 15, 2007 the Company changed its name to Hewitt-Vevey Pharma Sciences Ltd. The Company’s primary business activity is intended to be the research, development, marketing and distribution of scientifically advanced skin treatments. The Company intends to sell its product line through varied distribution channels in the North American, European and Middle Eastern markets, as well globally through an internally operated multicurrency and multilingual website which has yet to be developed.

Effective with the agreement, CMMG sold 100 (One Hundred) of the issued and outstanding shares in the capital of HVPS, representing 100% of all issued and outstanding shares in the capital of HVPS, for the purchase price of $50,000 and upon the terms and conditions set within the agreement to Euoko Group Inc.

The Pro Forma Unaudited Financial Statements have been prepared by management of Euoko Group Inc in order to present consolidated financial position and results of operations of Euoko Group Inc, HVPS and Euoko, Inc. as if the acquisition had occurred as of October 31, 2007 for the pro forma condensed balance sheet and to give effect to the acquisition, as if the transaction had taken place at August 1, 2006 for the pro forma condensed consolidated statement of losses for the three months ended October 31, 2007 and year ended July 31, 2007. The Company will be changing its year end to July 31 simulateous with the exchange transaction discussed herein, and the financial statements are presented on that basis.

The pro forma information is based on historical financial statements and the assumptions and adjustments in the accompanying notes to the pro forma financial statements after giving effect to the proposed transactions as follows;

i)	using the purchase method of accounting for the acquisition of HVPS,and
ii)	treating the purchase of Euoko Inc. as a reverse merger with Euoko Inc. being deemed the accounting acquirer.

The unaudited pro forma financial information is not necessarily indicative of the actual results of operations or the financial position which would have been attained had the acquisitions been consummated at either of the foregoing dates or which may be attained in the future. The pro forma financial information should be read in conjunction with the historical financial statements of Euoko Group Inc. (including notes thereto).

1

EUOKO GROUP INC. (formerly VITA EQUITY INC.) AND SUBSIDIARY
CONDENSED CONSOLIDATED PRO FORMA BALANCE SHEET AS OF OCTOBER 31, 2007 (UNAUDITED)

		Hewitt-Vevey
	Euoko Group	Pharma		Pro Forma		Pro Forma
	Inc.	Sciences Ltd.	Euoko, Inc.	Adjustments		Consolidated
ASSETS
CURRENT ASSETS
Cash	$114,346	$-	$164,016	(1)	(50,000)	$83,362
				(3)	(145,000)
Accounts receivable	-	74	37,893			37,967
Sales tax receivable	-	-	72,241			72,241
Income tax recoverable	-	-	16,544			16,544
Prepaid expenses	-	-	44,780			44,780
Inventory	-	-	312,747			312,747
Property, plant and equipment	-	-	84,178			84,178
Assets related to discontinued operations:
Accounts receivable, related party	2,320	-	-			2,320
Investment	-	-	-	(1)	50,000	-
				(2)	(50,000)
				(3)	157,285
				(4)	(157,285)
Goodwill	-	-	-	(2)	52,951	52,951
Total Assets	$116,666	$74	$732,399		$(142,049)	$707,090
LIABILITIES AND STOCKHOLDERS’
EQUITY
CURRENT LIABILITIES
Accounts payable	$5,960	$1,845	$314,108			$321,913
Due to stockholder	45,395	1,180	34,062			80,637
Loan Payable	-	-	1,693,600			1,693,600
Liabilities related to discontinued operations:
Accounts payable	12,677	-	-			12,677
Total liabilities	64,032	3,025	2,041,770			2,108,827
STOCKHOLDERS’ EQUITY
Preferred stock, $.001 par value, 100,000,000
shares authorized, 12,285,000 issued and
outstanding	-	-	-	(3)	12,285	12,285
Commons stock, $.001 par value, 130,000,000
shares authorized, 35,100,000 shares issued and
outstanding	35,100	92	1	(2)	(92)	35,100
				(5)	(1)
Additional paid in capital	149,200	-	-	(4)	(157,285)	678,773
				(5)	(149,200)
				(5)	17,535
				(5)	235,023
				(6)	583,500
Contributed surplus	-	-	235,023	(5)	(235,023)	-
Deficit	(139,654)	(2,773)	(1,382,689)	(2)	2,773	(1,966,189)
				(5)	139,654
				(6)	(583,500)
Accumulated other comprehensive income	7,988	(270)	(161,706)	(2)	270	(161,706)
				(5)	(7,988)
Total stockholders’ equity	52,634	(2,951)	(1,309,371)		(142,049)	(1,401,737)

Total liabilities and stockholders’ equity	$116,666	$74	$732,399		$(142,049)	$707,090

2

EUOKO GROUP INC. (formerly VITA EQUITY INC.) AND SUBSIDIARY
CONDENSED CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS FOR THE THREE
MONTHS ENDED OCTOBER 31, 2007 (UNAUDITED)

		Hewitt-Vevey
		Pharma			Pro Forma	Pro Forma
	Euoko Group	Sciences Ltd.	Euoko, Inc		Adjustments	Consolidated
	Inc.
REVENUES	$-	$-	$125,423			$125,423
COST OF SALES	-	-	54,121			54,121
GROSS PROFIT	-	-	71,302			71,302
OPERATING EXPENSES	16,784	2,773	590,237	(6)	583,500	1,193,294
LOSS from continuing operations	(16,784)	(2,773)	(518,935)		(583,500)	(1,121,992)
LOSS from discontinued operations	(12,180)	-	-		-	(12,180)
PRO FORMA NET LOSS	(28,964)	(2,773)	(518,935)		(583,500)	(1,134,172)
Other comprehensive loss, foreign
currency translation adjustments	(1,048)	(270)	(127,092)		-	(128,410)
COMPRHENSIVE LOSS	$(30,012)	$(3,043)	$(646,027)		$(583,500)	$(1,262,582)
Net loss per share, basic and diluted						$(0.04)
Weighted average shares outstanding,
basic and diluted						35,100,000

3

EUOKO GROUP INC. (formerly VITA EQUITY INC.) AND SUBSIDIARY
CONDENSED CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS FOR THE YEAR
JULY 31, 2007 (UNAUDITED)

		Hewitt-Vevey
		Pharma		Pro Forma	Pro Forma
	Euoko Group	Sciences Ltd.	Euoko, Inc	Adjustments	Consolidated
	Inc.
REVENUES	$-	$-	$213,481		$213,481
COST OF SALES	-	-	265,682		265,682
GROSS PROFIT	-	-	(52,201)		(52,201)
OPERATING EXPENSES	82,548	-	726,409		808,957
LOSS from continuing operations	(82,548)	-	(778,610)		(861,158)
LOSS from discontinued operations	5,284	-	-		5,284
PRO FORMA NET LOSS	(77,264)	-	(778,610)		(855,874)
Provision for income tax	-	-	15,405		15,405
Other comprehensive loss, foreign
currency translation adjustments	(2,199)	-	(36,955)		(39,154)
COMPRHENSIVE LOSS	$(79,463)	$-	$(800,160)		$(879,623)
Net loss per share, basic and diluted					$(0.02)
Weighted average shares outstanding,
basic and diluted					35,100,000

4

EUOKO, INC. (formerly VITA EQUITY INC.) AND SUBSIDIARY
NOTES TO CONDENSED PRO FORMA UNAUDITED FINANCIAL STATEMENTS

The Pro Forma Unaudited Financial Statements have been prepared in order to present consolidated financial position and results of operations of Euoko Group Inc., Hewitt-Vevey Pharma Sciences Ltd. (“HVPS”) and Euoko, Inc. as if the acquisition had occurred as of October 31, 2007 for the pro forma condensed consolidated balance sheet, and to give effect to the acquisition of HVPS and Euoko, Inc as if the transaction had taken place at August 1, 2007 for the pro forma condensed consolidated statement of income for the three months ended October 31, 2007.

The following pro forma adjustments are incorporated into the pro forma condensed consolidated balance sheet as of October 31, 2007.

(a)	To record the acquisition of 100% of the issued and outstanding shares of HVPS.

	(1)	To record the payment to CMMG Finance Inc for all outstanding shares of HVPS.
	(2)	To eliminate the accumulated deficit and capital structure of HVPS and to record the goodwill on consolidation.

(b)	To record the acquisition of 100% of the issued and outstanding shares of Euoko Inc. The acquisition is accounted for as a reverse merger with Euoko Inc. being deemed the accounting acquirer.

	(3)	To record the the cash payment and issuance of preferred shares to CMMG Finance Inc, Brandon Truaxe and Julio Lopez for all outstanding shares of Euoko, Inc.
	(4)	To eliminate the amount of the investment Euoko, Inc on consolidation.
	(5)	To record reverse merger adjustments.
	(6)	To record stock-based compensation for the issuance of 1,500,000 stock options to Brandon Truaxe, Julio Lopez and to a person or persons designated Mr. Truaxe and Mr. Lopez prior to closing.

5

Exhibit	Description
Number
(3)	(i) Articles of Incorporation; and (ii) Bylaws
3.1	Articles of Incorporation (incorporated by reference from our Form SB-2 filed on September 21, 2004).
3.2	Bylaws (incorporated by reference from our Form SB-2 filed on September 21, 2004).
3.3	Certificate of Change filed with the Secretary of State of Nevada on March 22, 2007 (incorporated by reference from our Current Report on Form 8-K filed on March 22, 2007).
3.4	Certificate of Correction filed with the Secretary of State of State of Nevada on March 19, 2007 (incorporated by reference from our Current Report on Form 8-K filed on March 22, 2007)
3.5	Articles of Merger filed with the Secretary of State of Nevada on May 17, 2007 and which is effective May 24, 2007 (incorporated by reference from our Current Report on Form 8-K filed on May 25, 2007)
3.6	Certificate of Amendment to Articles of Incorporation filed with the Nevada Secretary of State on June 22, 2007 (incorporation by reference from our Current Report on form 8-K filed on June 28, 2007)
3.7	Articles of Merger filed and effective with the Secretary of State of Nevada on January 10, 2008 (incorporation by reference from our Current Report on form 8-K filed on January 22, 2008).

(10)	Material Contracts
10.1	Letter Agreement dated April 5, 2007 (incorporated by reference from our Current Report on Form 8-K filed on April 25, 2007).
10.2	Amended and Restated Share Exchange Agreement (incorporated by reference from our Current Report on Form 8-K filed on July 27, 2007)
10.3	Form of Option Agreement*
10.4	Lease Agreement*
10.5	Employment agreement with Brandon Truaxe*
10.6	Employment agreement with Michael Basler*
10.7	Loan Agreement*

10.8	Share Purchase Agreement between Euoko Inc. and CMMG Finance, Inc. (incorporated by reference from our Current Report on Form 8-K filed on December 26, 2007).
10.9	Letter between the Parties to the Amended and Restated Share Purchase Agreement dated November 23, 2007 (incorporated by reference from our Current Report on Form 8-K filed on December 26, 2007).

(14)	Code of Ethics
14.1	Code of Business Conduct and Ethics (incorporated by reference from our Annual Report on Form 10- KSB filed on April 14, 2004).

*Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Euoko Group Inc.

By: /s/ Brandon Truaxe

Brandon Truaxe
President & Chief Executive Officer
Date: March 13, 2008